       GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

--------------------------------------------------------------------
 MANAGEMENT DISCUSSION
--------------------------------------------------------------------

 In the first quarter of 1999, we saw the Dow Jones Industrial
 Average close above 10,000 and the euphoria over internet stocks continue. This rally was narrowly focused on technology and technology related issues. However, due to their wide diversification, most mutual funds didn't participate in the rally leaving a wide range in fund performance.

 The winning streak for large-cap stocks mostly ended in the second quarter. Large-cap dominated indices like the S&P 500 that have fast-growing companies with high price-earning multiples suffered when economic growth pushed interest rates higher. As a result, industrial stocks led the index for the first time since the third quarter of 1997. This resurgence in industrials was due in part to investor's confidence that economies around the world are on the rebound. For now, it appears that the performance of the market is more broadly distributed.

--------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------

                   [S & P 500 Index Fund Graph]

--------------------------------------------------------------------
 ANNUAL RETURNS
--------------------------------------------------------------------

PERIODS ENDED JUNE 30, 1999                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
Annual Returns                                  22.49%        27.50%        18.35%         15.90%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

         Past performance is no assurance of future results.

       GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

--------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------

 June 30, 1999 (unaudited)

 ASSETS:
   Investments, at market value:
    (see accompanying schedule)
     Common Stocks                         $816,820,563
     Short term securities                    1,375,000
                                           ------------
       Total investments                    818,195,563
   Cash                                         119,086
   Broker receivable                          4,863,744
   Dividends receivable                         678,961
                                           ------------
       Total assets                         823,857,354
                                           ------------

 LIABILITIES:
   Payable to Conning Asset
    Management Company                          161,273
   Payable to General American Life
    Insurance Company                            32,255
   Payable to broker                          5,200,868
                                           ------------
       Total liabilities                      5,394,396
                                           ------------
         Total net assets                  $818,462,958
                                           ============

 TOTAL SHARES OF CAPITAL STOCK
  OUTSTANDING                                14,441,800

 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)               $      56.67

 TOTAL AMORTIZED COST OF INVESTMENTS       $409,222,570

--------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------

 For the six months ended June 30, 1999 (unaudited)

 INVESTMENT INCOME:
   Dividends                               $ 4,984,577
   Interest                                     38,004
                                           -----------
     Total investment income                 5,022,581
                                           -----------
 EXPENSES:
   Investment management charge                936,461
   Administrative charge                       187,292
                                           -----------
     Total expenses                          1,123,753
                                           -----------
       Net investment income                 3,898,828
                                           -----------
 NET REALIZED GAIN:
   Net realized gain on investments         23,602,548
                                           -----------
 NET REALIZED GAIN                          23,602,548
                                           -----------
 NET UNREALIZED GAIN:
   Net unrealized gain on investments       60,082,038
                                           -----------
 NET UNREALIZED GAIN                        60,082,038
                                           -----------
 NET INCREASE IN NET ASSETS FROM
  OPERATIONS                               $87,583,414
                                           ===========

---------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                SIX MONTHS
                                                                   ENDED                YEAR ENDED
                                                                  JUNE 30              DECEMBER 31
                                                               ------------            ------------
                                                                 1999<F*>                  1998
                                                               ------------            ------------
 Operations:
     Net investment income                                     $  3,898,828            $  7,155,143
     Net realized gain                                           23,602,548              34,309,052
     Net unrealized gain                                         60,082,038             108,174,275
                                                               ------------            ------------
         Net increase in net assets from operations              87,583,414             149,638,470
     Capital share transactions                                  30,390,100              49,273,624
                                                               ------------            ------------
         Net increase in net assets                             117,973,514             198,912,094
     Net assets, beginning of year                              700,489,444             501,577,350
                                                               ------------            ------------
 Net assets, end of period                                     $818,462,958            $700,489,444
                                                               ============            ============

 <F*> Unaudited

 See accompanying notes to the financial statements.


     GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND<F*>

----------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
                                                          SIX
                                                        MONTHS
                                                         ENDED
                                                        JUNE 30                       YEAR ENDED DECEMBER 31
                                                       ---------       -----------------------------------------------------
                                                       1999<F**>         1998           1997           1996           1995
                                                       ---------       --------       --------       --------       --------
 Net asset value, beginning of year <F1>               $  50.49        $  39.40       $  29.67       $  24.14       $  17.64
                                                       --------        --------       --------       --------       --------
 Income from operations:
 Net investment income                                     0.27            0.53           0.52           0.53           0.46
 Net realized and unrealized gains on
   investments                                             5.91           10.56           9.21           5.00           6.04
                                                       --------        --------       --------       --------       --------
 Net increase in asset value per share                     6.18           11.09           9.73           5.53           6.50
                                                       --------        --------       --------       --------       --------
 Net asset value, end of period                        $  56.67        $  50.49       $  39.40       $  29.67       $  24.14
                                                       ========        ========       ========       ========       ========

 Total return <F2>                                       12.25%          28.15%         32.80%         22.89%         36.85%

 Net assets, end of period (in thousands)              $818,463        $700,489       $501,577       $340,201       $247,313
 Ratio of expenses to average net assets <F3>             0.30%           0.30%          0.30%          0.30%          0.30%
 Ratio of net investment income to average net
   assets <F3>                                            1.03%           1.21%          1.48%          1.97%          2.19%
 Portfolio turnover rate                                  6.21%          13.14%         12.61%          8.93%          4.75%

                                                                              YEAR ENDED DECEMBER 31
                                                       ---------------------------------------------------------------------
                                                         1994            1993           1992           1991           1990
                                                       --------        --------       --------       --------       --------
 Net asset value, beginning of year <F1>               $  17.44        $  15.88       $  14.78       $  11.35       $  11.80
                                                       --------        --------       --------       --------       --------
 Income from operations:
 Net investment income                                     0.44            0.41           0.39           0.38           0.38
 Net realized and unrealized gain (loss) on
   investments                                            (0.24)           1.15           0.71           3.05          (0.83)
                                                       --------        --------       --------       --------       --------
 Net increase (decrease) in asset value per
 share                                                     0.20            1.56           1.10           3.43          (0.45)
                                                       --------        --------       --------       --------       --------
 Net asset value, end of year                          $  17.64        $  17.44       $  15.88       $  14.78       $  11.35
                                                       ========        ========       ========       ========       ========

 Total return <F2>                                        1.15%           9.83%          7.45%         30.21%         (3.82%)

 Net assets, end of year (in thousands)                $169,303        $161,761       $123,458       $102,076       $ 72,665
 Ratio of expenses to average net assets <F3>             0.30%           0.30%          0.30%          0.30%          0.30%
 Ratio of net investment income to average net
   assets <F3>                                            2.50%           2.47%          2.67%          2.89%          3.35%
 Portfolio turnover rate                                  7.38%           2.56%          4.38%          3.92%          4.39%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.
 <F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

 <F*>  This Fund formerly known as the Equity Index Fund.
 <F**> Unaudited

 See accompanying notes to the financial statements.

       GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Aerospace & Military Technology (1.16%)
   Boeing Co.                      71,480    $  3,158,487
   Crane & Co.                      4,850         152,469
   General Dynamics Corp.           9,200         630,200
   B F Goodrich                     5,400         229,500
   Lockheed Martin Corp.           28,506       1,061,848
   Rockwell International Corp.    13,750         835,313
   Textron Inc.                    10,900         897,201
   United Technologies Corp.       34,900       2,501,876
                                             ------------
                                                9,466,894
                                             ------------
 Air Transport (0.43%)
   AMR Corp.<F*>                   11,100         757,575
   Delta Air Lines Inc.            10,200         587,775
   FDX Holding Corp.<F*>           21,560       1,169,630
   Southwest Airlines              24,225         754,003
   US Air Group<F*>                 5,300         230,879
                                             ------------
                                                3,499,862
                                             ------------
 Apparel (0.43%)
   CVS Corp.                       28,300       1,436,225
   Jostens Inc.                     2,400          50,549
   Liz Claiborne Inc.               4,500         164,250
   Nike Inc. Class B               20,400       1,291,565
   Reebok Intl. Inc.<F*>            4,000          74,500
   Russell Corp.                    2,400          46,800
   Springs Industries               1,300          56,712
   VF Corp.                         8,700         371,925
                                             ------------
                                                3,492,526
                                             ------------
 Business Machines (4.30%)
   Apple Computer Inc.<F*>         11,500         532,588
   Compaq Computer Corp.          123,024       2,914,069
   Data General Corp.<F*>           3,600          52,423
   EMC Corp./Mass<F*>              74,300       4,086,500
   Gateway Inc.<F*>                11,300         666,700
   Honeywell Inc.                   9,200       1,066,050
   IBM Corp.                      132,380      17,110,115
   Milacron Inc.                    2,600          48,100
   Oracle Corp.<F*>               105,143       3,903,434
   Pitney Bowes Inc.               19,500       1,252,875
   Unisys Corp.<F*>                19,500         759,272
   Xerox Corp.                     47,850       2,826,117
                                             ------------
                                               35,218,243
                                             ------------
 Business Services (9.38%)
   Adobe Systems Inc.               4,400         361,486
   Automatic Data Processing
     Inc.                          44,800       1,971,200
   BMC Software Inc.<F*>           17,100         923,400
   Browning-Ferris Industries
     Inc.                          11,300         485,900
   Cabletron Systems<F*>           12,400         161,200
   Cendant Corp.<F*>               55,542       1,138,611
   Ceridian Corp.<F*>              10,400         339,945
   Cisco Systems Inc.<F*>         232,400      14,946,109
   Clear Channel
     Communications<F*>            24,100       1,661,382
   Computer Assoc. Intl.           38,800       2,134,000
   Compuware Corp.<F*>             26,600         846,199
   Dell Computers<F*>             184,600       6,830,200
   Deluxe Corp.                     5,600         218,047
   Equifax Inc.                    10,400         371,145
   First Data Corp.                31,300       1,531,728
   General Instrument Corp.<F*>    12,500         531,250
   HCR Manor Care Inc.<F*>          8,000         193,496
   IMS Health Inc.                 22,900         715,625
   Microsoft Corp.<F*>            371,400      33,495,452
   Millipore Corp.                  3,200         129,798
   National Service Inds. Inc.      2,900         104,400
   Novell Inc.<F*>                 24,300         643,950
   Peoplesoft Inc.<F*>             17,400         300,150
   Sun Microsystems Inc.<F*>       57,000       3,925,875
   Tellabs<F*>                     28,400       1,918,761
   Thermo Electron<F*>             11,400         228,707
   3Com Corp.<F*>                  26,200         699,199
                                             ------------
                                               76,807,215
                                             ------------

 Chemicals (2.02%)
   Air Products & Chemicals Inc.   16,600         668,150
   AlliedSignal Inc.               40,000       2,520,000
   Dow Chemical Co.                15,937       2,022,007
   E I Du Pont De Nemours & Co.    82,700       5,649,402
   Eastman Chemical                 5,675         293,681
   Ecolab, Inc.                     9,400         410,075
   Great Lakes Chemical             4,200         193,460
   Hercules Inc.                    7,300         286,978
   Mallinckrodt Inc.                5,100         185,512
   Monsanto                        45,750       1,804,243
   Nalco Chemicals                  4,700         243,813
   Owens Corning                    4,000         137,500
   PPG Industries Inc.             12,600         744,181
   Rohm & Haas Co.                 15,371         659,060
   Sigma-Aldrich                    7,300         251,390
   Union Carbide Corp.              9,600         468,000
                                             ------------
                                               16,537,452
                                             ------------
 Commercial Banking (7.78%)
   Amsouth Bancorporation          12,750         295,634
   BB&T Corp.                      22,700         832,795
   Bank Of America Corp.          127,345       9,335,917
   Bank of New York                55,100       2,021,454
   Banc One Corp.                  86,513       5,152,887

                   (continued)

                                 5


       GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Commercial Banking (continued)
   Bankboston Corp.                21,500    $  1,099,187
   Chase Manhattan Corp. (new)     62,224       5,390,154
   Citigroup Inc.                 245,870      11,678,825
   Comerica Inc.                   11,300         671,638
   Fifth Third Banc                19,500       1,297,959
   First Union Corp.               70,092       3,294,324
   Firstar Corporation             47,800       1,338,400
   Huntington Bancshares           15,220         532,700
   Keycorp                         32,400       1,040,850
   Mellon Bank Corp.               37,700       1,371,338
   Mercantile Bancorporation
     Inc.                          11,400         651,225
   J P Morgan & Co. Inc.           12,900       1,812,450
   National City Corp.             22,800       1,493,400
   Northern Trust Corp.             8,100         785,700
   PNC Financial Corp.             22,000       1,267,750
   Regions Financial Corp.         16,200         622,679
   Southtrust Corp.                12,100         464,338
   Summit Bancorporation           12,400         518,469
   Suntrust Banks Inc.             23,300       1,617,882
   Synovus Financial Corp.         19,600         389,550
   US Bancorp                      52,619       1,789,046
   Union Planters Corp.            10,300         460,276
   Wachovia Corp.                  14,700       1,257,761
   Wells Fargo & Co.              120,630       5,156,933
                                             ------------
                                               63,641,521
                                             ------------
 Construction (1.09%)
   Case Corp.                       5,400         259,875
   Centex Corp.                     4,300         161,517
   Fluor Corp.                      5,500         222,750
   Home Depot Inc.                108,300       6,978,527
   Masco Corp.                     24,400         704,550
   Pulte Home Corp.                 3,100          71,492
   Stanley Works                    6,400         205,997
   Vulcan Materials Co.             6,600         318,450
                                             ------------
                                                8,923,158
                                             ------------
 Consumer Durables (0.17%)
   Black & Decker Corp.             6,300         397,687
   Maytag Corp.                     6,400         445,997
   Snap-On Inc.                     4,700         170,079
   Whirlpool Corp.                  5,500         407,000
                                             ------------
                                                1,420,763
                                             ------------
 Containers (0.15%)
   Crown Cork & Seal                8,800         250,800
   Newell Rubbermaid Inc.          20,421         949,577
                                             ------------
                                                1,200,377
                                             ------------
 Domestic Oil (0.75%)
   Amerada Hess Corp.               6,600         392,700
   Apache                           8,100         315,900
   Ashland Inc.                     5,300         212,662
   Arco                            23,375       1,953,262
   Kerr-McGee Corp.                 6,267         314,522
   Phillips Petroleum Co.          18,300         920,710
   Rowan Companies Inc.<F*>         6,000         110,622
   Sunoco Inc.                      6,500         196,215
   USX-Marathon Group              22,359         728,054
   Union Pacific Resources Group   18,174         296,454
   Unocal Corp.                    17,500         693,437
                                             ------------
                                                6,134,538
                                             ------------

 Drugs & Medicines (8.51%)
   Abbott Laboratories            111,100       5,055,050
   Allergan Inc.                    4,800         531,600
   Alza Corp.<F*>                   7,300         371,388
   American Home Products Corp.    95,800       5,508,500
   Bard C R Inc.                    3,700         176,904
   Bausch & Lomb Inc.               4,100         313,650
   Baxter International            21,100       1,279,188
   Becton Dickinson & Co.          18,000         540,000
   Boston Scientific Corp.<F*>     28,600       1,256,598
   Columbia HCA/Healthcare         41,086         937,254
   Guidant Corp.                   21,900       1,126,470
   Healthsouth Corp.<F*>           30,000         448,110
   Humana Inc.<F*>                 12,100         156,538
   Johnson & Johnson               98,400       9,643,200
   Eli Lilly & Co.                 80,700       5,780,138
   Merck & Co. Inc.               171,850      12,716,900
   Pharmacia-UpJohn Inc.           36,705       2,085,284
   Pfizer Inc.                     94,700      10,393,325
   St. Jude Medical<F*>             6,100         217,312
   Schering-Plough Corp.          107,600       5,702,800
   Tenet Healthcare<F*>            22,400         415,788
   Warner-Lambert Co.              62,600       4,342,875
   Watson Pharmaceuticals
     Inc.<F*>                       6,900         241,928
   Wellpoint Health Networks<F*>    4,900         415,887
                                             ------------
                                               69,656,687
                                             ------------
 Electronics (6.09%)
   Advanced Micro Devices
     Inc.<F*>                      10,600         191,457
   Andrew Corp.<F*>                 5,900         111,728
   Applied Materials Inc.<F*>      27,000       1,994,625
   Emerson Electric Co.            31,500       1,980,562
   Harris Corp.                     5,800         227,285
   Hewlett-Packard Co.             74,500       7,487,250
   Intel Corp.                    241,400      14,363,300
   KLA-Tencor Corp.<F*>             6,400         415,200

                     (continued)
                                 6


       GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Electronics (continued)
   LSI Logic Corp.<F*>             10,400    $    479,700
   Medtronic Inc.                  42,300       3,294,112
   Micron Technology Inc.<F*>      18,100         729,647
   Motorola Inc.                   43,700       4,140,575
   Network Appliance Inc.<F*>       5,100         284,962
   Nortel Networks Corporation     49,020       4,255,524
   PE Corp - PE Biosystems Group    3,700         424,575
   Parametric Technology
     Corp.<F*>                     19,500         270,563
   Raytheon Co.                    24,300       1,710,113
   Seagate Technology Inc.<F*>     16,100         412,563
   Silicon Graphics<F*>            13,600         222,700
   Solectron Corp.<F*>             18,300       1,220,372
   Texas Instruments Inc.          28,400       4,118,000
   Thomas & Betts Corp.             4,100         193,725
   Williams Companies Inc.         31,300       1,332,191
                                             ------------
                                               49,860,729
                                             ------------
 Energy & Utilities (1.39%)
   American Electric Power
     Co. Inc.                      13,900         522,112
   Burlington Resources            12,792         553,254
   CMS Energy Corp.                 8,500         355,937
   Central & South West Corp.      15,300         357,637
   Coastal Corp.                   15,400         616,000
   Columbia Energy Group            5,950         372,988
   Consolidated Edison Inc.        16,400         742,100
   Consolidated Natural Gas Co.     6,971         423,488
   Constellation Energy Group
     Inc.                          10,800         319,950
   Dominion Resources Inc.         13,900         602,037
   Edison International            25,100         671,425
   Enron Corp.                     25,600       2,092,800
   Entergy Corp.                   17,800         556,250
   FPL Group Inc.                  13,000         710,125
   New Century Energies Inc.        8,300         322,140
   Niagara Mohawk Holdings
     Inc.<F*>                      13,500         216,837
   Northern States Power
     Co. (Minn)                    11,100         268,476
   Reliant Energy Inc.             21,418         591,672
   Sonat Inc.                       8,000         265,000
   Texas Utilities Co.             20,305         837,581
                                             ------------
                                               11,397,809
                                             ------------
 Energy Raw Materials (0.69%)
   Baker Hughes Inc.               23,710         794,285
   Halliburton Co.                 31,900       1,443,475
   McDermott Intl.                  4,200         118,650
   Nacco Industries Inc.              600          44,100
   Occidental Petroleum Corp.      25,100         530,238
   Oneok                            2,300          73,025
   Peoples Energy Corp.             2,600          97,986
   Schlumberger                    39,600       2,522,005
                                             ------------
                                                5,623,764
                                             ------------

 Finance (Non-Banking) (3.13%)
   Associates First Capital
     Corp.                         52,706       2,335,508
   Bear Stearns Companies Inc.      8,400         392,700
   H & R Block Inc.                 7,000         350,000
   Capital One Financial Corp.     14,300         796,324
   Chubb Corp.                     11,700         813,150
   Cincinnati Financial Corp.      11,900         446,988
   Countrywide Credit               8,200         350,550
   Fleet Financial Group Inc.      41,284       1,831,977
   Franklin Resources Inc.         18,200         739,375
   Golden West Financial            4,100         401,800
   Lehman Brothers Holding Inc.     8,600         535,350
   MBIA Inc.                        7,200         466,200
   MBNA Corp.                      58,025       1,777,016
   Morgan Stanley, Dean Witter
     & Co.                         42,294       4,335,135
   Paine Webber Group Inc.         10,600         495,550
   Paychex Inc.                    17,800         567,375
   Progressive Corp.                5,300         768,500
   Providian Financial Corp.       10,350         967,725
   Republic New York Corp.          7,600         518,221
   SLM Holding Corp.               11,740         537,833
   Safeco Corp.                     9,900         436,837
   Schwab (Charles) Corp.          29,575       3,249,553
   State Street Corp.              11,700         998,888
   Washington Mutual Inc.          43,069       1,523,566
                                             ------------
                                               25,636,121
                                             ------------
 Food & Agriculture (3.60%)
   Archer-Daniels-Midland Co.      42,524         656,443
   Bestfoods                       20,200         999,900
   Campbell Soup Co.               31,600       1,465,450
   Coca-Cola Company              179,600      11,225,000
   Coca-Cola Enterprises           30,700         913,325
   ConAgra Inc.                    35,300         939,862
   Adolph Coors                     2,700         133,650
   Darden Restaurants               9,600         209,395
   General Mills Inc.              11,100         892,163
   H J Heinz Co.                   26,050       1,305,756
   Hershey Foods Corp.             10,100         599,688
   Kellogg Co.                     29,300         966,900
   Pepsico Inc.                   107,900       4,174,327
   Pioneer Hi-Bred International   17,300         673,610
   Quaker Oats Co.                  9,800         650,475
                (continued)

                                7


       GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Food & Agriculture (continued)
   Ralston Purina Co.              23,500    $    715,270
   Sara Lee Corp.                  65,300       1,481,461
   Sysco Corp.                     23,900         712,507
   Wm. Wrigley Jr. Co.              8,400         756,000
                                             ------------
                                               29,471,182
                                             ------------
 Gold (0.12%)
   Barrick Gold Corp.              28,200         546,375
   Battle Mountain Gold Co.        16,600          40,454
   Homestake Mining Co.            18,800         153,916
   Placer Dome Inc.                23,500         277,582
                                             ------------
                                                1,018,327
                                             ------------
 Government & State Agency
  (0.98%)
   Federal Home Loan
     Mortgage Corp.                50,300       2,917,400
   Federal National Mortgage
     Assoc.                        75,200       5,141,800
                                             ------------
                                                8,059,200
                                             ------------
 Industrial Miscellaneous (3.64%)
   America Online Inc.<F*>         79,700       8,806,850
   American Greetings               4,800         144,600
   Amgen<F*>                       37,100       2,258,463
   Anadarko Petroleum Co.           8,700         320,264
   Armstrong World Industries
     Inc.                           2,900         167,655
   Asarco Inc.                      2,800          52,674
   Autodesk Inc.                    4,200         124,160
   Avery Dennison Corp.             8,200         495,075
   Ball Corp.                       2,200          92,950
   Biomet Inc.                      8,100         321,975
   Briggs & Stratton                1,700          98,175
   Circuit City Stores Inc.         7,300         678,900
   Computer Sciences<F*>           11,500         795,650
   Cooper Tire & Rubber             5,400         127,575
   Corning Inc.                    17,700       1,241,213
   Cummins Engine                   3,100         177,088
   Danaher Corp.                    9,800         569,625
   Dun & Bradstreet Corp. (new)    11,875         420,814
   EG & G                           3,200         114,000
   Electronic Data Systems Corp.   35,600       2,013,607
   Engelhard Corp.                  9,050         204,756
   Fleetwood Enterprises            2,500          66,093
   Foster Wheeler                   2,900          40,963
   Freeport McMoran                11,800         211,656
   W.R. Grace & Co.<F*>             5,000          91,875
   Harrahs Entertainment,
     Inc.<F*>                       9,200         202,400
   Helmerich & Payne                3,500          83,342
   IKON Office Solutions Inc.      10,700         160,500
   Laidlaw Inc.                    23,800         175,525
   Loews Corp.                      7,900         625,087
   Lowes Companies Inc.            26,900       1,524,880
   Mattel Inc.                     30,087         795,410
   McKesson HBOC Inc.              20,014         642,950
   Mead Corp.                       7,300         304,775
   National Semiconductor Corp.    12,100         306,275
   Northrop Corp.                   5,000         331,560
   Praxair                         11,400         557,882
   Rite Aid Corp.                  18,700         460,488
   Ryder System Inc.                5,100         132,600
   Sealed Air Corporation<F*>       6,033         391,391
   Service Corp. International     19,600         377,300
   Shared Medical Systems Corp.     1,900         123,975
   Sherwin-Williams                12,300         341,325
   Tektronix Inc.                   3,400         102,636
   Timken Co.                       4,400          85,800
   Waste Management Inc.           44,135       2,372,256
   Fruit of The Loom<F*>            5,200          50,700
                                             ------------
                                               29,785,713
                                             ------------

 Insurance (2.69%)
   AFLAC Inc.                      19,300         923,988
   Aetna Inc.                      10,222         914,225
   Allstate Insurance              58,396       2,094,957
   American International
     Group Inc.                    90,691      10,616,470
   Aon Corp.                       18,575         766,218
   Cigna Corp.                     14,800       1,317,200
   Jefferson Pilot Corp.            7,650         506,331
   Kaufman & Broad Homebuilders     3,400          84,574
   Lincoln National Corp.          14,500         758,524
   MGIC Investment Corp.            7,900         384,138
   Marsh & McLennan Cos. Inc.      19,050       1,438,275
   St. Paul Companies Inc.         16,400         521,717
   Torchmark Corp.                  9,600         327,600
   United Healthcare               12,500         782,812
   Unumprovident Corp.             10,100         552,975
                                             ------------
                                               21,990,004
                                             ------------
 International Oil (4.40%)
   Chevron Corp.                   47,500       4,521,383
   Exxon Corp.                    176,800      13,635,700
   Mobil Corp.                     57,700       5,712,300
   Royal Dutch Petroleum Co.      156,200       9,411,050
   Tenneco Inc.                    12,300         293,662
   Texaco Inc.                     38,800       2,425,000
                                             ------------
                                               35,999,095
                                             ------------
                  (continued)

                                8


       GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Liquor (0.53%)
   Anheuser-Busch Companies Inc.   34,450    $  2,443,780
   Brown Forman Corp. 'B'           5,000         325,935
   Seagram Co. Ltd.                31,000       1,561,625
                                             ------------
                                                4,331,340
                                             ------------
 Media (2.46%)
   CBS Corp.                       51,500       2,237,006
   Comcast Corp.                   53,600       2,060,223
   R R Donnelley & Sons Co.         9,500         352,089
   Dow Jones & Co.                  6,600         350,209
   Gannett Co. Inc.                20,200       1,441,775
   Harcourt General Inc.            5,200         268,122
   Interpublic Group Co.           10,200         883,575
   King World Productions<F*>       5,100         177,541
   Knight Ridder Inc.               5,700         313,140
   McGraw-Hill Inc.                14,300         771,299
   Meredith Corp.                   3,700         128,113
   New York Times Co.              12,800         471,194
   Omnicom Group                   13,000       1,040,000
   Time Warner Inc.                87,360       6,420,960
   Times Mirror Co.                 5,200         308,100
   Tribune Co.                      8,550         744,919
   Viacom Class B<F*>              50,000       2,200,000
                                             ------------
                                               20,168,265
                                             ------------
 Miscellaneous & Conglomerates
  (0.54%)
   Hartford Financial Services
     Group                         16,400         956,316
   ITT Industries Inc.              6,300         240,188
   Marriott International-
     Class A                       18,050         674,619
   Minnesota Mining & Mfg.         29,150       2,534,214
                                             ------------
                                                4,405,337
                                             ------------
 Miscellaneous Finance (1.24%)
   American Express Co.            33,600       4,372,200
   American General Corp.          18,226       1,373,785
   Household International Inc.    34,653       1,641,686
   Merrill Lynch & Co. Inc.        26,600       2,126,324
   Transamerica Corp.               9,000         675,000
                                             ------------
                                               10,188,995
                                             ------------
 Motor Vehicles (1.23%)
   Dana Corp.                      11,987         552,145
   Eaton Corp.                      5,200         478,400
   Ford Motor Co.                  88,600       5,000,318
   General Motors                  46,950       3,098,700
   Genuine Parts Co.               12,925         452,375
   TRW Inc.                         8,700         477,413
                                             ------------
                                               10,059,351
                                             ------------
 Non-Durables & Entertainment
  (0.29%)
   Brunswick Corp.                  6,600         183,975
   Costco Companies Inc.<F*>       15,903       1,273,226
   Hasbro Inc.                     14,150         395,309
   Mirage Resorts Inc.<F*>         14,300         239,525
   Wendy's International Inc.       8,875         251,269
                                             ------------
                                                2,343,304
                                             ------------
 Non-Ferrous Metals (0.40%)
   Alcan Aluminum Limited          16,325         521,372
   Alcoa Inc.                      26,800       1,658,250
   Cyprus Amax Minerals Co.         6,450          97,956
   Inco Ltd.                       13,800         248,400
   Newmont Mining Corp.            12,077         240,030
   Phelps Dodge Corp.               4,200         260,135
   Reynolds Metals Co.              4,700         277,300
                                             ------------
                                                3,303,443
                                             ------------

 Optical Photographic Equipment
  (0.20%)
   Eastman Kodak Co.               23,300       1,578,575
   Polaroid Corp.                   3,145          86,881
                                             ------------
                                                1,665,456
                                             ------------
 Paper & Forest Products (0.94%)
   Bemis Co. Inc.                   3,800         151,050
   Boise Cascade Corp.              4,066         174,330
   Champion International           6,900         330,338
   Fort James Corp.                16,000         606,000
   Georgia-Pacific Corp.           12,400         587,450
   International Paper Co.         29,702       1,499,950
   Kimberly-Clark Corp.            38,572       2,198,604
   Louisiana Pacific Corp.          7,700         182,875
   Potlatch Corp.                   2,100          92,268
   Temple Inland Inc.               4,000         273,000
   Westvaco Corp.                   7,225         209,525
   Weyerhaeuser Co.                14,550       1,000,313
   Willamette Industries            8,100         373,102
                                             ------------
                                                7,678,805
                                             ------------
 Producer Goods (5.11%)
   Caterpillar Inc.                25,800       1,548,000
   Conseco Inc.                    23,423         712,926
   Cooper Industries Inc.           6,800         353,600
   Deere & Co.                     16,800         665,700
   Delphi Automotive Systems       40,883         758,870
   Dover Corp.                     15,400         539,000
   FMC Corp.<F*>                    2,300         157,118
   General Electric Corp.         238,100      26,905,300
   W W Grainger Inc.                6,806         366,244
   Illinois Tool Works Inc.        18,100       1,484,200
   Ingersoll-Rand Co.              12,000         775,500
                 (continued)

                                9


       GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Producer Goods (continued)
   Johnson Controls Inc.            6,200    $    429,734
   Navistar Intl. Corp.<F*>         4,800         240,000
   Owens-Illinois Inc.<F*>         11,300         369,363
   Pall Corp.                       9,000         199,683
   Parker Hannifin Corp.            7,825         357,994
   Raychem Corp.                    5,600         207,200
   Tyco International Ltd.         60,381       5,721,191
                                             ------------
                                               41,791,623
                                             ------------
 Railroads & Shipping (0.51%)
   Burlington Northern Santa Fe    34,024       1,054,744
   CSX Corp.                       15,700         711,398
   Kansas City Southern Inds.       8,000         510,496
   Norfolk Southern Corp.          27,450         826,931
   Union Pacific Corp.             17,900       1,043,785
                                             ------------
                                                4,147,354
                                             ------------
 Retail (5.75%)
   Albertsons Inc.                 30,400       1,567,485
   Autozone Inc.<F*>               10,800         325,350
   Best Buy Inc.<F*>               13,400         904,500
   Cardinal Health Inc.            19,700       1,263,263
   Consolidated Stores Corp.<F*>    7,925         213,975
   Dayton-Hudson Corp.             32,100       2,086,500
   Dillard's Inc.                   7,700         270,462
   Dollar General                  16,018         464,522
   Federated Department
     Stores<F*>                    15,100         799,349
   Gap Inc.                        62,187       3,132,695
   Great Atlantic & Pacific
     Tea Co.                        2,700          91,292
   K Mart Corp.<F*>                35,800         588,445
   Kohl's Corp. (Wisconsin)<F*>    11,800         910,807
   Kroger Co.<F*>                  59,800       1,670,633
   Limited Inc.                    15,400         698,775
   Longs Drug Store                 2,800          96,774
   May Department Stores Co.       24,176         988,194
   McDonald's Corp.                99,300       4,102,282
   Nordstrom Inc.                  10,300         345,050
   Office Depot Inc.<F*>           27,200         600,085
   J C Penney Co. Inc.             19,100         927,534
   Pep Boys                         3,800          82,175
   Safeway Inc.<F*>                35,900       1,777,050
   Sears Roebuck & Co.             27,600       1,229,911
   Staples Inc.<F*>                33,600       1,039,483
   Supervalu Inc.                   8,600         220,908
   TJX Cos. Inc.                   23,300         776,170
   Tandy Corp.                     14,000         684,250
   Toys 'R' Us<F*>                 17,912         370,546
   Tricon Global Restaurants<F*>   11,160         604,035
   Tupperware Inc.                  4,100         104,550
   Wal-Mart Stores Inc.           323,800      15,623,350
   Walgreen Co.                    72,500       2,129,688
   Winn-Dixie Stores Inc.          10,700         395,225
                                             ------------
                                               47,085,313
                                             ------------
 Soaps & Cosmetics (3.61%)
   Alberto Culver Co. 'B'           4,000         106,500
   Avon Products Inc.              19,000       1,054,500
   Bristol-Myers Squibb Co.       144,760      10,196,460
   Clorox Co.                       8,600         918,583
   Colgate-Palmolive Co.           21,200       2,093,500
   Gillette Co.                    80,300       3,292,300
   International Flavors
     & Fragrances                   7,700         341,688
   Procter & Gamble Co.            97,200       8,675,100
   Unilever NV                     41,371       2,885,627
                                             ------------
                                               29,564,258
                                             ------------
 Steel (0.12%)
   Allegheny Teledyne Inc.         13,900         314,488
   Bethlehem Steel Corp.<F*>        9,400          72,258
   Nucor Corp.                      6,300         298,853
   USX US Steel                     6,371         172,017
   Worthington Industries, Inc.     6,600         108,484
                                             ------------
                                                  966,100
                                             ------------

 Telephone (10.68%)
   A T & T Corp.                  231,566      12,924,162
   Alltel                          20,400       1,458,600
   Ameritech Corp.                 80,592       5,923,512
   Bell Atlantic Corp.            113,340       7,409,603
   Bellsouth Corp.                138,088       6,472,875
   Century Tel Inc.                10,100         401,475
   Frontier Corp.                  12,500         737,500
   GTE Corp.                       71,400       5,408,550
   Lucent Technologies            220,029      14,838,096
   MCI Worldcom Inc.<F*>          135,746      11,682,572
   Mediaone Inc.<F*>               43,864       3,262,385
   Nextel Communications
     Inc.-A<F*>                    21,400       1,074,002
   SBC Communications Inc.        143,162       8,303,396
   Scientific Atlanta               5,400         194,400
   Sprint Corp.                    63,600       3,358,843
   Sprint PCS Group<F*>            31,850       1,819,431
   US West Inc.                    36,507       2,144,786
                                             ------------
                                               87,414,188
                                             ------------
 Tires Rubber Goods (0.08%)
   Goodyear Tire & Rubber Co.      11,272         662,929
                                             ------------
                (continued)

                                10


       GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Tobacco (1.03%)
   Fortune Brands Inc.             12,100    $    500,638
   Nabisco Group Holdings          23,500         459,714
   Philip Morris Companies Inc.   175,650       7,058,847
   UST Inc.                        12,700         371,475
                                             ------------
                                                8,390,674
                                             ------------
 Travel & Recreation (0.86%)
   Carnival Cruise Lines
     Class A                       44,400       2,153,400
   Walt Disney Productions        150,000       4,621,800
   Hilton Hotels Corp.             18,600         263,878
                                             ------------
                                                7,039,078
                                             ------------
 Trucking & Freight (0.04%)
   Eastern Enterprises              1,600          63,600
   Paccar Inc.                      5,700         304,238
                                             ------------
                                                  367,838
                                             ------------
 Utilities, Electrical & Gas
  (1.28%)
   AES Corp.<F*>                   13,800         802,125
   Ameren Corp.                     9,900         379,913
   Carolina Power & Light Co.      10,900         466,650
   Cinergy Corp.                   11,454         366,528
   DTE Energy Co.                  10,500         420,000
   Duke Energy Corp.               26,341       1,432,292
   Firstenergy Corp.               17,000         527,000
   Florida Progress Corp.           7,000         289,183
   GPU Inc.                         9,100         383,902
   Nicor Inc.                       3,400         129,411
   Peco Energy Co.                 13,900         582,063
   P G & E Corp.                   27,700         900,250
   P P & L Resources Inc.          11,400         350,550
   Pacificorp                      21,500         395,063
   Public Service Enterprise
     Group                         15,850         647,869
   Sempra Energy                   17,322         391,910
   Southern Co.                    50,400       1,335,600
   Unicom Corp.                    15,700         605,423
                                             ------------
                                               10,405,732
                                             ------------
 TOTAL COMMON STOCK (99.80%)
   (COST $407,847,570)                        816,820,563
                                             ------------

---------------------------------------------------------
                                  PAR           MARKET
 SHORT TERM SECURITIES           VALUE          VALUE
---------------------------------------------------------
 Commercial Paper (0.17%)
   Frigate Funding,
     5.85%, due 7/1/1999       $1,375,000    $  1,375,000
                                             ------------
 TOTAL SHORT TERM
   SECURITIES (0.17%)
   (AMORTIZED COST $1,375,000)                  1,375,000
                                             ------------

 TOTAL INVESTMENTS (99.97%)
   (AMORTIZED COST
   $409,222,570)                              818,195,563

   Other net assets (0.03%)                       267,395
                                             ------------

 TOTAL NET ASSETS (100.00%)                  $818,462,958
                                             ============

 <F*> Non-income producing securities.

 See accompanying notes to the financial statements.


         GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

--------------------------------------------------------------------
 MANAGEMENT DISCUSSION
--------------------------------------------------------------------

 The General American Capital Company Money Market Fund produced a net return of 2.41 percent in the first six months of the year. Net assets for the fund ending 6/30/99 were $222.7 million, slightly lower than the net assets reported on 12/31/98 of $235.0 million.

 This fund received several awards earlier in the year from Lipper, Inc., a nationally recognized analytical firm. The fund was the number one performing variable annuity fund in 1998 and was ranked number one for the past ten years on a cumulative basis in net returns.

 While the Federal Reserve maintained a neutral stance and decided to leave interest rates unchanged at its meeting on March 30, they adopted a tightening bias at its meeting held May 18. As was widely expected, the Federal Reserve raised interest rates by 25 basis points to 5.00% on June 30. While this action did not come as a surprise, the shift to a neutral stance did surprise the market somewhat. We continue to anticipate one additional move this year--either at the August or the October FOMC meeting.

--------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------

                   [Money Market Fund Graph]

--------------------------------------------------------------------
 ANNUAL RETURNS
--------------------------------------------------------------------

PERIODS ENDED JUNE 30, 1999                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
Annual Returns                                   5.21%        5.54%          5.53%         5.95%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

         Past performance is no assurance of future results.

         GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

--------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------

 June 30, 1999 (unaudited)

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Short term securities                 $222,172,784
                                           ------------
       Total investments                    222,172,784
   Cash                                           5,605
   Interest receivable                          510,205
                                           ------------
       Total assets                         222,688,594
                                           ------------
 LIABILITIES:
   Payable to Conning Asset Management
    Company                                      23,023
   Payable to General American Life
    Insurance Company                            14,735
                                           ------------
       Total liabilities                         37,758
                                           ------------
         Total net assets                  $222,650,836
                                           ============

 TOTAL SHARES OF CAPITAL STOCK
 OUTSTANDING                                 11,293,339

 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)               $      19.72

 TOTAL AMORTIZED COST OF INVESTMENTS       $222,220,162

--------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------

 For the six months ended June 30, 1999 (unaudited)

 INVESTMENT INCOME:
   Interest                                  $6,112,353
                                             ----------
     Total investment income                  6,112,353
                                             ----------
 EXPENSES:
   Investment management charge                 152,410
   Administrative charge                         97,542
                                             ----------
     Total expenses                             249,952
                                             ----------
       Net investment income                  5,862,401
                                             ----------

 NET INCREASE IN NET ASSETS FROM OPERATIONS  $5,862,401
                                             ==========

--------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------
                                                                 SIX MONTHS              YEAR ENDED
                                                               ENDED JUNE 30            DECEMBER 31
                                                               -------------            ------------
                                                                 1999<F*>                   1998
                                                               -------------            ------------
 Operations:
     Net investment income                                     $  5,862,401             $ 11,298,523
                                                               ------------             ------------
         Net increase in net assets from operations               5,862,401               11,298,523
     Capital share transactions                                 (18,257,394)              49,176,804
                                                               ------------             ------------
         Net increase/decrease in net assets                    (12,394,993)              60,475,327
     Net assets, beginning of year                              235,045,829              174,570,502
                                                               ------------             ------------
 Net assets, end of period                                     $222,650,836             $235,045,829
                                                               ============             ============

 <F*> Unaudited

 See accompanying notes to the financial statements.

                                 13

         GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

--------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------
                                                          SIX
                                                         MONTHS
                                                         ENDED
                                                        JUNE 30                       YEAR ENDED DECEMBER 31
                                                        --------       ----------------------------------------------------
                                                        1999<F*>         1998           1997           1996          1995
                                                        --------       --------       --------       --------       -------
 Net asset value, beginning of year <F1>                $  19.25       $  18.23       $  17.24       $  16.34       $ 15.42
 Income from operations:
 Net investment income                                      0.47           1.02           0.99           0.90          0.92
                                                        --------       --------       --------       --------       -------
 Net asset value, end of period                         $  19.72       $  19.25       $  18.23       $  17.24       $ 16.34
                                                        ========       ========       ========       ========       =======

 Total return <F2>                                         2.41%          5.62%          5.71%          5.51%         5.96%

 Net assets, end of period (in thousands)               $222,651       $235,046       $174,571       $101,426       $70,574
 Ratio of expenses to average net assets <F3>              0.21%          0.21%          0.21%          0.21%         0.21%
 Ratio of net investment income to average
   net assets <F3>                                         4.77%          5.45%          5.60%          5.37%         5.78%
 Portfolio turnover rate                                    <F4>           <F4>           <F4>           <F4>          <F4>

                                                                              YEAR ENDED DECEMBER 31
                                                        -------------------------------------------------------------------
                                                          1994           1993           1992           1991          1990
                                                        --------       --------       --------       --------       -------
 Net asset value, beginning of year <F1>                $  14.80       $  14.36       $  13.85       $  13.04       $ 12.03
 Income from operations:
 Net investment income                                      0.62           0.44           0.51           0.81          1.01
                                                        --------       --------       --------       --------       -------
 Net asset value, end of year                           $  15.42       $  14.80       $  14.36       $  13.85       $ 13.04
                                                        ========       ========       ========       ========       =======

 Total return <F2>                                         4.21%          3.07%          3.71%          6.19%         8.43%

 Net assets, end of year (in thousands)                 $ 93,339       $ 84,430       $ 84,880       $ 84,090       $85,901
 Ratio of expenses to average net assets <F3>              0.21%          0.21%          0.21%          0.21%         0.21%
 Ratio of net investment income to average
   net assets <F3>                                         4.17%          3.06%          3.68%          6.10%         8.17%
 Portfolio turnover rate                                    <F4>           <F4>           <F4>           <F4>          <F4>

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.
 <F4> A portfolio turnover rate is not calculated for securities on which the maturity or expiration dates at the time of acquisition were one year or less.

 <F*> Unaudited

 See accompanying notes to the financial statements.

         GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                            PAR             INTEREST         MATURITY          MARKET
 SHORT TERM SECURITIES                                     VALUE            RATE (%)           DATE            VALUE
------------------------------------------------------------------------------------------------------------------------
 COMMERCIAL PAPER
 Asset Backed (14.10%)
   Certain Funding                                      $ 4,475,000           4.96           08/20/99       $  4,442,474
   Grand Funding<F*>                                        390,000           5.03           07/29/99            388,483
   Grand Funding<F*>                                      5,000,000           5.17           09/15/99          4,943,300
   MPF Limited<F*>                                        4,000,000           4.92           07/02/99          3,999,441
   MPF Limited<F*>                                        2,618,000           4.93           07/02/99          2,617,634
   MPF Limited<F*>                                        1,200,000           4.90           07/14/99          1,197,886
   MPF Limited<F*>                                        2,975,000           5.20           08/26/99          2,951,243
   Pegasus Three Ltd<F*>                                  4,400,000           4.96           08/19/99          4,369,548
   Pegasus Three Ltd.<F*>                                 2,200,000           5.02           07/14/99          2,196,028
   Pegasus Three Ltd.<F*>                                 1,300,000           4.97           08/18/99          1,291,188
   Pegasus Two Ltd.<F*>                                   3,000,000           5.04           08/03/99          2,986,250
                                                                                                            ------------
                                                                                                              31,383,475
                                                                                                            ------------
 Banking (11.39%)
   Banca CRT Financial Corp.                              1,000,000           4.91           07/06/99            999,322
   Banca CRT Financial Corp.                              5,375,000           4.88           07/12/99          5,366,986
   Banca CRT Financial Corp.                              1,000,000           4.91           07/15/99            998,103
   Bavaria Global<F*>                                     3,150,000           4.93           07/06/99          3,147,865
   Bavaria Global<F*>                                     3,800,000           4.89           07/19/99          3,790,709
   Bavaria Global<F*>                                     2,300,000           5.20           09/22/99          2,271,427
   Moat Funding<F*>                                       5,000,000           4.94           07/02/99          4,999,301
   Moat Funding<F*>                                       1,000,000           5.26           07/13/99            998,250
   Moat Funding<F*>                                         833,000           5.27           07/23/99            830,328
   Moat Funding<F*>                                       2,000,000           5.53           10/20/99          1,966,586
                                                                                                            ------------
                                                                                                              25,368,877
                                                                                                            ------------
 Bond Insurance (4.43%)
   Cooperative Association of Tractor Dealers "A"           525,000           4.91           07/22/99            523,503
   Cooperative Association of Tractor Dealers "A"           215,000           5.32           07/30/99            214,082
   Cooperative Association of Tractor Dealers "B"           900,000           5.51           07/07/99            899,175
   Cooperative Association of Tractor Dealers "B"         1,000,000           4.89           07/08/99            999,052
   Cooperative Association of Tractor Dealers "B"         1,000,000           4.89           07/12/99            998,509
   Cooperative Association of Tractor Dealers "B"         3,000,000           4.95           09/03/99          2,971,494
   Cooperative Association of Tractor Dealers "B"         1,500,000           5.16           09/03/99          1,485,747
   Cooperative Association of Tractor Dealers "B"         1,800,000           5.22           09/20/99          1,778,196
                                                                                                            ------------
                                                                                                               9,869,758
                                                                                                            ------------
 Business Credit Institutional (4.90%)
   Fairway Finance<F*>                                    3,137,000           4.97           07/02/99          3,136,569
   Fairway Finance<F*>                                    1,500,000           5.19           09/16/99          1,482,759
   Fairway Finance<F*>                                    4,700,000           5.18           09/16/99          4,645,978
   Fairway Finance<F*>                                    1,665,000           4.97           09/24/99          1,643,798
                                                                                                            ------------
                                                                                                              10,909,104
                                                                                                            ------------
 Finance (6.67%)
   Duff & Phelps Utility Income                             128,000           5.40           10/19/99            125,881
   Duff & Phelps Utility Income                             139,000           5.37           11/16/99            136,104
   Hitachi Credit America                                 5,000,000           4.96           07/28/99          4,981,627
   Hitachi Credit America                                 1,000,000           5.19           08/16/99            993,419
   Hitachi Credit America                                 3,000,000           5.26           09/15/99          2,965,980
                                                                                     (continued)
                                 15


         GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                            PAR             INTEREST         MATURITY          MARKET
 SHORT TERM SECURITIES                                     VALUE            RATE (%)           DATE            VALUE
------------------------------------------------------------------------------------------------------------------------
 Finance (continued)
   Hitachi Credit America 'A'                           $ 2,000,000           5.21           09/13/99       $  1,977,936
   Royal Resource Funding<F*>                             3,675,000           6.00           07/01/99          3,675,000
                                                                                                            ------------
                                                                                                              14,855,947
                                                                                                            ------------
 Insurance (1.21%)
   Metlife Funding                                        2,700,000           6.00           07/01/99          2,700,000
                                                                                                            ------------
 Miscellaneous Business Credit (19.89%)
   Barton Capital Corporation<F*>                         1,070,000           4.98           07/12/99          1,068,382
   Barton Capital Corporation<F*>                           403,000           5.13           07/28/99            401,459
   Barton Capital Corporation<F*>                         4,000,000           5.00           11/30/99          3,908,032
   Barton Capital Corporation<F*>                         5,000,000           5.03           11/30/99          4,885,039
   Compass Securitization<F*>                             6,812,000           4.92           07/06/99          6,807,374
   Eagle Funding Capital Corp.<F*>                        4,145,000           5.09           07/20/99          4,133,909
   Eagle Funding Capital Corp.<F*>                        1,337,000           4.95           08/09/99          1,329,785
   Eagle Funding Capital Corp.<F*>                        1,859,000           5.07           08/27/99          1,843,295
   Eagle Funding Capital Corp.<F*>                        1,626,000           4.93           08/31/99          1,611,290
   Eagle Funding Capital Corp.<F*>                        1,800,000           4.95           08/31/99          1,783,715
   Lexington Parker Capital<F*>                           1,000,000           4.95           07/07/99            999,178
   Lexington Parker Capital<F*>                           5,900,000           5.11           08/18/99          5,860,116
   Lexington Parker Capital<F*>                           2,525,000           5.19           08/19/99          2,507,300
   Thames Asset Global Securitization<F*>                 2,125,000           4.90           07/13/99          2,121,543
   Thames Asset Global Securitization<F*>                 1,490,000           5.11           07/21/99          1,485,787
   Thames Asset Global Securitization<F*>                 3,134,000           5.33           08/11/99          3,115,083
   Tulip Funding<F*>                                        415,000           5.13           07/28/99            413,413
                                                                                                            ------------
                                                                                                              44,274,700
                                                                                                            ------------
 Miscellaneous Personal Credit (2.17%)
   Old Line Funding<F*>                                   1,214,000           4.94           07/01/99          1,214,000
   Park Avenue Receivables<F*>                            1,718,000           4.96           07/08/99          1,716,350
   Park Avenue Receivables<F*>                            1,925,000           5.35           09/01/99          1,907,292
                                                                                                            ------------
                                                                                                               4,837,642
                                                                                                            ------------
 Mortgage Banking (4.93%)
   Cooper River Funding                                  10,000,000           5.12           07/22/99          9,970,308
   Cooper River Funding                                   1,000,000           5.18           07/28/99            996,138
                                                                                                            ------------
                                                                                                              10,966,446
                                                                                                            ------------
 Personal Credit Institutional (13.50%)
   Check Point Charlie<F*>                                5,000,000           4.93           07/06/99          4,996,611
   Check Point Charlie<F*>                                2,800,000           4.90           07/14/99          2,795,067
   Check Point Charlie<F*>                                2,025,000           4.90           07/14/99          2,021,432
   Check Point Charlie<F*>                                3,000,000           5.53           07/15/99          2,994,310
   Frigate Funding<F*>                                   11,500,000           4.92           07/26/99         11,460,785
   World Omni<F*>                                         5,779,000           4.97           07/01/99          5,779,000
                                                                                                            ------------
                                                                                                              30,047,205
                                                                                                            ------------
                                                                                     (continued)


                                 16


         GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                            PAR             INTEREST         MATURITY          MARKET
 SHORT TERM SECURITIES                                     VALUE            RATE (%)           DATE            VALUE
------------------------------------------------------------------------------------------------------------------------
 Utilities (2.24%)
   Southern Company                                     $ 5,000,000           5.46           07/09/99       $  4,993,944
                                                                                                            ------------

 TOTAL COMMERCIAL PAPER (85.43%) (AMORTIZED COST
   $190,257,352)                                                                                             190,207,098
                                                                                                            ------------
 EXTENDABLE COMMERCIAL RATE NOTES
   Hasbro Inc., Extendable Commercial Rate Note          10,000,000           5.04           07/27/99          9,964,611
                                                                                                            ------------
   TOTAL EXTENDABLE COMMERCIAL RATE NOTES (4.48%)
     (AMORTIZED COST $9,963,889)                                                                               9,964,611
                                                                                                            ------------
 FLOATING RATE NOTES
   Goldman Sachs Floating Rate Note                       5,000,000                          07/26/99          5,000,000
   Federal Home Loan Bank                                 5,000,000                          07/01/99          5,001,075
                                                                                                            ------------

 TOTAL FLOATING RATE NOTES (4.49%) (AMORTIZED COST
   $9,998,921)                                                                                                10,001,075
                                                                                                            ------------
 TIME DEPOSITS
   Banco Espirito Santo Euro                              2,600,000           5.00           07/06/99          2,600,000
   Banco Espirito Santo Euro                              5,000,000           5.75           07/20/99          5,000,000
   Banco Espirito Santo Euro                              2,400,000           5.00           01/26/00          2,400,000
   Banco Espirito Santo Euro                              2,000,000           5.38           03/02/00          2,000,000
                                                                                                            ------------
 TOTAL TIME DEPOSITS (5.39%) (AMORTIZED COST
   $12,000,000)                                                                                               12,000,000
                                                                                                            ------------

 TOTAL INVESTMENTS (99.79%) (AMORTIZED COST
   $222,220,162)                                                                                             222,172,784

   Other Net Assets (0.21%)                                                                                      478,052
                                                                                                            ------------

 TOTAL NET ASSETS (100.00%)                                                                                 $222,650,836
                                                                                                            ============

 <F*> Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1993, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the board of directors.

 See accompanying notes to the financial statements.

          GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

--------------------------------------------------------------------
 MANAGEMENT DISCUSSION
--------------------------------------------------------------------

 While tempted to act several times during the first six months of this year, the Federal Reserve moved the Federal Funds Rate just once. At the end of the second quarter the Federal Reserve raised the Federal Funds Rate by 25 basis points, to 5.00%. The Federal Open Market Committee also announced that it was removing its tightening bias and reverting back to a neutral directive. The rate hike appears to be due to the Fed's concern about tight labor markets.

 Interest rates maintained a steady upward drift during the first and second quarter. Beginning the year at 5.09%, the yield on the benchmark 30-year Treasury reached 5.97% at the end of the second quarter. Interest rates reacted to growing concerns about labor supply constraints and wage pressure. Bond prices declined in response to the higher interest rates. These bond price declines resulted in negative returns for the Bond Index Fund. We haven't experienced quarterly back-to-back negative returns for the Lehman Government/Corporate Bond Index since in the first half of 1994.

 The Fed's change to a neutral bias appears to indicate that a rate hike in August or September is unlikely. However, any sign of a greater than anticipated rise in labor costs will likely cause the Fed to return to its interest rate tightening bias. We see the strengthening productivity growth and low inflation as stabilizers to the bond market. For the second half, we see some opportunities with new corporate issues as primary spreads widen more than secondary spreads.

--------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------

                     [Bond Index Fund Graph]

--------------------------------------------------------------------
 ANNUAL RETURNS
--------------------------------------------------------------------

     PERIODS ENDED DECEMBER 31, 1998               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
     Annual Returns                                   1.56%        7.32%          7.51%         7.92%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

         Past performance is no assurance of future results.

          GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

--------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------

 For the period ended June 30, 1999 (unaudited)

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Bonds                                  $72,859,185
     Short term securities                      799,396
                                            -----------
       Total investments                     73,658,581
   Interest receivable                        1,324,405
                                            -----------
       Total assets                          74,982,986
                                            -----------
 LIABILITIES:
   Bank overdraft                                 1,212
   Broker payable                               497,760
   Payable to Conning Asset Management
    Company                                      15,197
   Payable to General American Life
    Insurance Company                             3,040
                                            -----------
       Total liabilities                        517,209
                                            -----------
         Total net assets                   $74,465,777
                                            ===========

 TOTAL SHARES OF CAPITAL STOCK OUTSTANDING    3,040,543

 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)                $     24.49

 TOTAL AMORTIZED COST OF INVESTMENTS        $75,092,076

--------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------

 For the six months ended June 30, 1999 (unaudited)

 INVESTMENT INCOME:
   Interest                                 $ 2,090,849
                                            -----------
     Total investment income                  2,090,849
                                            -----------
 EXPENSES:
   Investment management charge                  87,486
   Administrative charge                         17,497
                                            -----------
     Total expenses                             104,983
                                            -----------
       Net investment income                  1,985,866
                                            -----------
 NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                 126
                                            -----------
 NET UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
   Net unrealized loss from investments      (4,047,295)
                                            -----------
 NET DECREASE IN NET ASSETS FROM
  OPERATIONS                                $(2,061,303)
                                            ===========

---------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                SIX MONTHS              YEAR ENDED
                                                               ENDED JUNE 30            DECEMBER 31
                                                               -------------            -----------
                                                                 1999<F*>                  1998
                                                               -------------            -----------
 Operations:
     Net investment income                                      $ 1,985,866             $ 3,487,368
     Net realized gain on investments                                   126                 126,562
     Net unrealized gain (loss) on investments                   (4,047,295)              1,349,803
                                                                -----------             -----------
         Net increase (decrease) in net assets from
           operations                                            (2,061,303)              4,963,733
     Capital share transactions                                   7,349,982              15,883,675
                                                                -----------             -----------
         Net increase in net assets                               5,288,679              20,847,408
     Net assets, beginning of year                               69,177,098              48,329,690
                                                                -----------             -----------
 Net assets, end of year                                        $74,465,777             $69,177,098
                                                                ===========             ===========

<F*> Unaudited

 See accompanying notes to the financial statements.

        GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND<F*>

---------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                         SIX
                                                        MONTHS
                                                        ENDED
                                                       JUNE 30                       YEAR ENDED DECEMBER 31
                                                       --------       -----------------------------------------------------
                                                       1999<F*>         1998           1997           1996           1995
                                                       --------       --------       --------       --------       --------
 Net asset value, beginning of year <F1>               $  25.19       $  23.19       $  21.21       $  20.59       $  17.30
                                                       --------       --------       --------       --------       --------
 Income from operations:
 Net investment income                                     0.70           1.40           1.39           1.29           1.25
 Net realized and unrealized gain (loss) on
   investments                                            (1.40)          0.60           0.59          (0.67)          2.04
                                                       --------       --------       --------       --------       --------
 Net increase (decrease) in asset value per
   share                                                   (.70)          2.00           1.98           0.62           3.29
                                                       --------       --------       --------       --------       --------
 Net asset value, end of year                          $  24.49       $  25.19       $  23.19       $  21.21       $  20.59
                                                       ========       ========       ========       ========       ========

 Total return <F2>                                       (2.77%)         8.61%          9.34%          3.02%         19.02%

 Net assets, end of period (in thousands)              $ 74,466       $ 69,177       $ 48,330       $ 38,015       $ 39,316
 Ratio of expenses to average net
   assets <F3><F*>                                        0.30%          0.30%          0.30%          0.30%          0.30%
 Ratio of net investment income to average
   net assets <F3>                                        5.59%          5.80%          6.25%          6.26%          6.43%
 Portfolio turnover rate                                 12.40%         54.00%         47.40%         44.28%         35.35%

                                                                              YEAR ENDED DECEMBER 31
                                                       --------------------------------------------------------------------
                                                         1994           1993           1992           1991           1990
                                                       --------       --------       --------       --------       --------
 Net asset value, beginning of year <F1>               $  18.03       $  16.33       $  15.32       $  13.44       $  12.32
                                                       --------       --------       --------       --------       --------
 Income from operations:
 Net investment income                                     1.06           1.07           1.09           1.08           1.03
 Net realized and unrealized gain (loss) on
   investments                                            (1.79)          0.63          (0.08)          0.80           0.09
                                                       --------       --------       --------       --------       --------
 Net increase in asset value per share                    (0.73)          1.70           1.01           1.88           1.12
                                                       --------       --------       --------       --------       --------
 Net asset value, end of year                          $  17.30       $  18.03       $  16.33       $  15.32       $  13.44
                                                       ========       ========       ========       ========       ========

 Total return <F2>                                       (4.04%)        10.39%          6.57%         14.00%          9.09%

 Net assets, end of year (in thousands)                $ 26,458       $ 47,636       $ 20,217       $ 14,438       $ 11,137
 Ratio of expenses to average net
   assets <F3><F**>                                       0.30%          0.30%          0.39%          0.42%          0.42%
 Ratio of net investment income to average
   net assets <F3>                                        6.19%          6.11%          6.89%          7.63%          8.12%
 Portfolio turnover rate                                 46.42%          8.80%         43.50%          2.23%         18.88%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.

 <F*> Unaudited
 <F**> Name and investment objective changed from Intermediate Bond Fund on
 October 1, 1992. The Investment advisor charges changed from .375 percent to .250 percent of the average daily value of the net assets on October 1, 1992. The objective of the Bond Index Fund is to provide a rate of return that reflects the performance of the publicly traded bond market as a whole.

 See accompanying notes to the financial statements.

          GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

-------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                  PAR             MARKET
 BONDS                                                           VALUE             VALUE
-------------------------------------------------------------------------------------------
 CORPORATE BONDS
 Aerospace & Military Technology (.67%)
   Raytheon Co, 6.45%, due 08/15/2002                          $  500,000       $   501,095
                                                                                -----------
 Business Machines (1.99%)
   Comdisco Inc, 6.5%, due 06/15/2000                             500,000           501,770
   Pitney Bowes Credit Corp, 5.65%, due 01/15/2003              1,000,000           981,140
                                                                                -----------
                                                                                  1,482,910
                                                                                -----------
 Commercial Banking (6.58%)
   ABN AMRO Bank-NY, 7.125%, due 10/15/2093                       500,000           452,620
   First National Bank Omaha, 7.32%, due 12/01/2010             1,500,000         1,494,735
   Golden State Escrow Corp, 7.125%, due 08/01/2005             1,000,000           961,050
   HSBC Holding PLC, 7.5%, due 7/15/2009                          500,000           497,760
   Nationsbank Corp, 5.375%, due 04/15/2000                       500,000           498,115
   Wells Fargo Capital, 7.95%, due 12/01/2026                   1,000,000           996,940
                                                                                -----------
                                                                                  4,901,220
                                                                                -----------
 Domestic Oil (1.05%)
   Conoco Inc 5.9%, due 04/15/2004                                800,000           780,624
                                                                                -----------
 Finance (Non - Banking) (2.01%)
   Associates Corp N American, 5.8%, due 04/20/2004               500,000           481,845
   Merrill Lynch & Co Inc, 8.25%, due 11/15/1999                  500,000           504,790
   Merrill Lynch & Co Inc, 7.0%, due 03/15/2006                   500,000           506,975
                                                                                -----------
                                                                                  1,493,610
                                                                                -----------
 Food & Agriculture (1.27%)
   Coca Cola Enterprises, 5.75%, due 11/01/2008                   500,000           461,305
   Diageo Capital PLC, 6.125%, due 08/15/2005                     500,000           484,450
                                                                                -----------
                                                                                    945,755
                                                                                -----------
 Energy Raw Materials (.73%)
   Enron Corp, 9.125%, due 04/01/2003                             500,000           540,780
                                                                                -----------
 International Oil (.63%)
   Norsk Hydro AS, 6.36%, due 01/15/2009                          500,000           470,260
                                                                                -----------
 Media (1.66%)
   Disney (Walt) Co, 5.125%, due 12/15/2003                       500,000           476,045
   News America Inc, 6.625%, due 01/09/2008                       800,000           756,368
                                                                                -----------
                                                                                  1,232,413
                                                                                -----------
 Motor Vehicles (.60%)
   Ford Motor Company, 6.625%, due 10/01/2028                     500,000           450,090
                                                                                -----------
 Railroads & Shipping (1.41%)
   Norfolk Southern, 7.875%, due 02/15/2004                     1,000,000         1,048,820
                                                                                -----------
 Retail (3.26%)
   Lowes Companies Inc, 6.875%, due 02/15/2028                  1,000,000           934,000
   Rite-Aid Corp, 6.875%, due 08/15/2013                          500,000           461,605
   Wal-Mart Stores, 9.10%, due 07/15/2000                       1,000,000         1,033,150
                                                                                -----------
                                                                                  2,428,755
                                                                                -----------
 Telephone (3.86%)
   Alltell Corp, 6.8%, due 05/01/2029                             500,000           462,450
   Southwestern Bell, 6.625%, due 07/15/2007                    1,000,000           995,530
                                                        (continued)

                                21


          GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

-------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                  PAR             MARKET
 BONDS                                                           VALUE             VALUE
-------------------------------------------------------------------------------------------
 Telephone (continued)
   Sprint Capital Corp, 6.125%, due 11/15/2008                 $1,000,000       $   922,890
   Telecom De Puerto Rico, 6.15%, due 05/15/2002                  500,000           493,775
                                                                                -----------
                                                                                  2,874,645
                                                                                -----------
 Travel & Recreation (.95%)
   Hertz Corp, 7.00%, due 04/15/2001                              700,000           707,105
                                                                                -----------
 Utilities, Electrical & Gas (3.49%)
   Hydro Quebec, 8.40%, due 01/15/2022                          1,000,000         1,117,610
   Pacific Gas & Electric, 7.25%, due 08/01/2026                  500,000           472,670
   Southern California Edison, 6.375% due 01/15/2006              500,000           492,955
   Texas Utilities Electric, 8.125%, due 02/01/2002               500,000           516,700
                                                                                -----------
                                                                                  2,599,935
                                                                                -----------

 TOTAL CORPORATE BONDS (30.16%) (AMORTIZED COST $22,932,572)                     22,458,017
                                                                                -----------
 AGENCY SECURITIES
 Government & State Agency (15.65%)
   FHLB, 5.085%, due 10/07/2008                                 1,000,000           899,840
   FNMA, 6.80%, due 01/10/2003                                    500,000           512,655
   FNMA, 5.250%, due 01/15/2003                                 1,000,000           968,440
   FNMA, 5.750%, due 02/15/2008                                 1,000,000           956,090
   FNMA, 5.625%, due 03/15/2001                                 2,000,000         1,996,560
   FNMA, 5.750%, due 04/15/2003                                 1,000,000           988,910
   FNMA, 5.750%, due 06/15/2005                                 1,000,000           975,620
   FNMA, 6.160%, due 08/07/2028                                   401,000           375,059
   FNMA, 6.210%, due 08/06/2038                                   625,000           580,663
   FNMA., 5.490%, due 08/18/2000                                1,000,000           998,440
   FNMA., 6.320%, due 03/16/2009                                  500,000           478,435
   FNMA Global Benchmark Note, 6.00%, due 05/15/2008            1,000,000           969,840
   Tennessee Valley Authority, 6.00% due 03/15/2013             1,000,000           945,620
                                                                                -----------
 TOTAL AGENCY SECURITIES (15.65%) (AMORTIZED COST
   $11,856,013)                                                                  11,646,172
                                                                                -----------
 GOVERNMENT SECURITIES
 United States Government Securities (50.41%)
   US Treasury Bonds, 10.75%, due 02/15/2003                    1,000,000         1,160,470
   US Treasury Bonds, 9.875%, due 11/15/2015                      500,000           682,345
   US Treasury Bonds, 7.50%, due 11/15/2016                     1,000,000         1,127,030
   US Treasury Bonds, 8.75%, due 05/15/2017                     1,000,000         1,262,340
   US Treasury Bonds, 8.125%, due 08/15/2019                    1,800,000         2,174,058
   US Treasury Bonds, 7.875%, due 02/15/2021                    1,300,000         1,543,139
   US Treasury Bonds, 7.250%, due 08/15/2022                    1,000,000         1,119,690
   US Treasury Bonds, 5.50%, due 08/15/2028                     1,000,000           915,620
   US Treasury Bonds, 5.25%, due 11/15/2028                     1,000,000           886,410
   US Treasury Bonds, 7.750%, due 02/15/2001                    1,000,000         1,034,840
   US Treasury Notes, 9.25%, due 02/15/2016                       500,000           651,250
   US Treasury Notes, 6.25%, due 08/15/2023                     1,000,000         1,004,690
   US Treasury Notes, 6.00%, due 02/15/2026                       800,000           780,624
                                                         (continued)
                                22


          GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

-------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                  PAR             MARKET
 BONDS                                                           VALUE             VALUE
-------------------------------------------------------------------------------------------
 United States Government Securities (continued)
   US Treasury Notes, 6.125%, due 11/15/2027                   $1,000,000       $   993,280
   US Treasury Notes, 6.25%, due 01/31/2002                     1,000,000         1,015,160
   US Treasury Notes, 6.625%, due 03/31/2002                    1,000,000         1,024,840
   US Treasury Notes, 6.25%, due 05/31/2002                     1,300,000         1,329,458
   US Treasury Notes, 6.25%, due 06/30/2002                     1,000,000         1,016,410
   US Treasury Notes, 6.00%, due 08/15/2000                     1,000,000         1,006,410
   US Treasury Notes, 5.750%, due 10/31/2002                      700,000           701,967
   US Treasury Notes, 5.50%, due 01/31/2003                     1,000,000           994,060
   US Treasury Notes, 4.75%, due 11/15/2008                     1,000,000           918,280
   US Treasury Notes, 7.50%, due 11/15/2001                     1,250,000         1,302,150
   US Treasury Notes, 5.75%, due 08/15/2003                     1,500,000         1,500,930
   US Treasury Notes, 7.25%, due 08/15/2004                     1,000,000         1,063,750
   US Treasury Notes, 6.75%, due 04/30/2000                     1,000,000         1,011,720
   US Treasury Notes, 6.125%, due 09/30/2000                    1,000,000         1,008,590
   US Treasury Notes, 5.875%, due 11/15/2005                    1,000,000         1,000,000
   US Treasury Notes, 5.625%, due 11/30/2000                    1,000,000         1,002,660
   US Treasury Notes, 6.375%, due 03/31/2001                    1,000,000         1,014,370
   US Treasury Notes, 6.50%, due 05/31/2001                     1,000,000         1,017,500
   US Treasury Notes, 7.00%, due 07/15/2006                     1,000,000         1,059,220
   US Treasury Notes, 8.50%, due 02/15/2000                       650,000           663,306
   US Treasury Notes, 8.875%, due 05/15/2000                      500,000           515,235
   US Treasury Notes, 6.375%, due 09/30/2001                    1,000,000         1,016,410
   US Treasury Notes, 6.50%, due 10/15/2006                       500,000           516,250
   US Treasury Notes, 6.25%, due 10/31/2001                       500,000           507,110
                                                                                -----------
                                                                                 37,541,572
                                                                                -----------
 Other Government Securities (1.63%)
   State of Israel, 6.375%, due 12/15/2005                      1,000,000           953,190
   Manitoba Province, 9.00%, due 12/15/2000                       250,000           260,235
                                                                                -----------
                                                                                  1,213,425
                                                                                -----------
 TOTAL GOVERNMENT SECURITIES (52.04%) (AMORTIZED COST
   $39,504,095)                                                                  38,754,997
                                                                                -----------

 TOTAL BONDS (97.85%) (AMORTIZED COST $74,292,680)                               72,859,186
                                                                                -----------
 ------------------------------------------------------------------------------------------
                                                                  PAR             MARKET
 SHORT TERM SECURITIES                                           VALUE             VALUE
 ------------------------------------------------------------------------------------------
 Commercial Paper (1.07%)
   Eagle Funding Capital Corp, due 07/06/1999                     400,000           399,699
   World OMNI, due 07/06/1999                                     400,000           399,697
                                                                                -----------
 TOTAL SHORT TERM SECURITIES (1.07%) (AMORTIZED COST
   $799,215)                                                                        799,396
                                                                                -----------

 TOTAL INVESTMENTS (98.92%) (AMORTIZED COST $75,091,895)                         73,658,582

   Other net assets (1.08%)                                                         807,195
                                                                                -----------
 TOTAL NET ASSETS (100.00%)                                                     $74,465,777
                                                                                ===========
See accompanying notes to the financial statements.

        GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

--------------------------------------------------------------------
 MANAGEMENT DISCUSSION
--------------------------------------------------------------------

 The Managed Equity Fund rose 12.75% in the first half of 1999 ahead of the 11.74% rise in the benchmark Lipper Growth and Income Average and behind the 13.96% increase in the Barra Value Index. With few exceptions, the story and investment psychology remained the same in the first quarter as high P/E, large-capitalization stocks outperformed by a wide margin. In fact, one-third of the performance of the S&P 500 came from AOL and Microsoft, which rose roughly 90% and 50%, respectively, and the broader technology sector led the way with an increase of almost 12%. While the drought persisted for value investors, some life could be found in certain laggard sectors. Oil services companies Diamond Offshore and Baker Hughes led the portfolio with greater than 40% returns for the first period. The beaten down energy sector rebounded with a sharp recovery in the price of crude activity on the merger and acquisition front and announced production cuts by OPEC.

 The broadening of stock performance beyond the largest growth stocks presented value portfolios with a rare opportunity to outperform market indices. The rotation from growth to value began abruptly in early April and lasted a mere five weeks, time enough for the basic materials and industrial cyclicals sectors to stage an unprecedented rally that left the growth investor spinning. After spending all of 1998 as the biggest loser, the commodity driven basic materials sector won the top billing in the quarter due to a long awaited rebound in aluminum, metals, chemicals, paper and oil.

 For the second quarter, the best performance in the Fund came from the Capital Goods sector. Illinois Tool Works and Boeing rose roughly 30% or more, and Honeywell soared over 50%, propelled by the news that it will be acquired by Allied Signal. A sharp recovery in the energy sector accompanied the dramatic move upward in the price of oil.

--------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------

                    [Managed Equity Fund Graph]

 [FN]
 <F*> On March 1, 1997 Conning Asset Management Company assumed portfolio management duties from the former sub-advisor of the fund, Morgan Stanley Asset Management.

--------------------------------------------------------------------
 ANNUAL RETURNS
--------------------------------------------------------------------

PERIODS ENDED JUNE 30, 1999                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
Annual Returns                                  17.71%        20.52%        14.86%         12.56%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

         Past performance is no assurance of future results.

        GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

--------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------

 June 30, 1999 (unaudited)

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Common stocks                          $63,398,629
     Short term securities                      249,697
                                            -----------
       Total investments                     63,648,326
   Cash                                          40,507
   Dividends receivable                          50,406
                                            -----------
       Total assets                          63,739,239
                                            -----------
 LIABILITIES:
   Payable to Conning Asset Management
    Company                                      14,653
   Payable to General American Life
    Insurance Company                             5,039
                                            -----------
       Total liabilities                         19,692
                                            -----------
         Total net assets                   $63,719,547
                                            ===========

 TOTAL SHARES OF CAPITAL STOCK OUTSTANDING    1,586,307

 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)                $     40.17

 TOTAL AMORTIZED COST OF INVESTMENTS        $42,779,494

--------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------

 For the six months ended June 30, 1999 (unaudited)

 INVESTMENT INCOME:
   Dividends                                $  414,254
   Interest                                     11,281
                                            ----------
     Total investment income                   425,535
                                            ----------
 EXPENSES:
   Investment management charge                 87,721
   Administrative charge                        30,130
                                            ----------
     Total expenses                            117,851
                                            ----------
       Net investment income                   307,684
                                            ----------
 NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments          3,242,820
                                            ----------
 NET UNREALIZED GAIN ON INVESTMENTS:
   Net unrealized gain on investments        3,777,993
                                            ----------
 NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                $7,328,497
                                            ==========

---------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                SIX MONTHS              YEAR ENDED
                                                               ENDED JUNE 30            DECEMBER 31
                                                               -------------            -----------
                                                                  1999<F*>                  1998
                                                               -------------            -----------
 Operations:
     Net investment income                                      $   307,684             $   858,157
     Net realized gain on investments                             3,242,820               5,970,966
     Net unrealized gain on investments                           3,777,993               1,087,077
                                                                -----------             -----------
         Net increase in net assets from operations               7,328,497               7,916,200
     Capital share transactions                                  (5,412,667)             (5,250,585)
                                                                -----------             -----------
         Net increase in net assets                               1,915,830               2,665,615
     Net assets, beginning of year                               61,803,717              59,138,102
                                                                -----------             -----------
 Net assets, end of period                                      $63,719,547             $61,803,717
                                                                ===========             ===========

 <F*> Unaudited

 See accompanying notes to the financial statements.

        GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

---------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                             SIX
                                                            MONTHS
                                                            ENDED
                                                           JUNE 30                     YEAR ENDED DECEMBER 31
                                                           --------       -------------------------------------------------
                                                           1999<F*>        1998          1997          1996          1995
                                                           --------       -------       -------       -------       -------
 Net asset value, beginning of year <F1>                   $ 35.63        $ 31.20       $ 25.31       $ 20.93       $ 15.69
                                                           -------        -------       -------       -------       -------
 Income from operations:
 Net investment income                                        0.19           0.48          0.63          0.68          0.58
 Net realized and unrealized gain on investments              4.35           3.95          5.26          3.70          4.66
                                                           -------        -------       -------       -------       -------
 Net increase in asset value per share                        4.54           4.43          5.89          4.38          5.24
                                                           -------        -------       -------       -------       -------
 Net asset value, end of year                              $ 40.17        $ 35.63       $ 31.20       $ 25.31       $ 20.93
                                                           =======        =======       =======       =======       =======

 Total return <F2>                                          12.75%         14.19%        23.29%        20.92%        33.37%

 Net assets, end of period (in thousands)                  $63,720        $61,804       $59,138       $48,587       $40,902
 Ratio of expenses to average net assets <F3> <F5>           0.39%          0.39%         0.41%         0.47%         0.48%
 Ratio of net investment income to average net
   assets <F3>                                               1.40%          1.46%         2.19%         2.97%         3.14%
 Portfolio turnover rate                                     3.49%         67.23%        49.43%        36.44%        44.82%

                                                                                YEAR ENDED DECEMBER 31
                                                           ----------------------------------------------------------------
                                                             1994          1993          1992          1991          1990
                                                           -------        -------       -------       -------       -------
 Net asset value, beginning of year <F1>                   $ 16.27        $ 14.95       $ 14.02       $ 11.10       $ 11.45
                                                           -------        -------       -------       -------       -------
 Income from operations:
 Net investment income                                        0.43           0.32          0.35          0.38          0.38
 Net realized and unrealized gain (loss) on
   investments                                               (1.01)          1.00          0.58          2.54         (0.73)
                                                           -------        -------       -------       -------       -------
 Net increase (decrease) in asset value per share            (0.58)          1.32          0.93          2.92         (9.35)
                                                           -------        -------       -------       -------       -------
 Net asset value, end of year                              $ 15.69        $ 16.27       $ 14.95       $ 14.02       $ 11.10
                                                           =======        =======       =======       =======       =======

 Total return <F2>                                          (3.58%)         8.87%         6.66%        26.23%        (2.99%)

 Net assets, end of year (in thousands)                    $31,487        $32,885       $29,401       $22,006       $14,769
 Ratio of expenses to average net assets <F3>                0.49%          0.50%         0.51%         0.53%         0.57%
 Ratio of net investment income to average net
   assets <F3>                                               2.65%          2.07%         2.55%         2.99%         3.47%
 Portfolio turnover rate                                   103.93%         25.89%         9.34%        12.15%        28.38%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.
 <F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.
 <F5> On March 1, 1997, Conning Asset Management Company took over the asset management of the Managed Equity Fund. The management fee was reduced from .50 percent to .40 percent on the first $10 million of assets, from .35 percent to .30 percent on the balance over $10 million and less than $30 million and from .30 percent to .25 percent on the balance in excess of $30 million.

 <F*> Unaudited

 See accompanying notes to the financial statements.

        GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------
---------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
---------------------------------------------------------
 Aerospace & Military Technology (5.24%)
   Boeing Co.                      27,200    $  1,201,886
   United Technologies Corp.       29,800       2,136,273
                                             ------------
                                                3,338,159
                                             ------------
 Air Transport (1.89%)
   AMR Corp.<F*>                   17,600       1,201,200
                                             ------------
 Business Machines (12.46%)
   Honeywell Inc.                  21,800       2,526,075
   IBM Corp.                       28,800       3,722,400
   Quantum Corp.<F*>               70,000       1,688,750
                                             ------------
                                                7,937,225
                                             ------------
 Business Services (3.18%)
   Cisco Systems Inc.<F*>          31,500       2,025,828
                                             ------------
 Commercial Banking (12.19%)
   Banc One Corp.                  29,960       1,784,478
   Bank of America Corp.           19,010       1,393,661
   Chase Manhattan Corp. (new)     29,200       2,529,450
   Citigroup Inc.                  43,350       2,059,125
                                             ------------
                                                7,766,714
                                             ------------
 Construction (2.84%)
   Vulcan Materials Co.            37,500       1,809,375
                                             ------------
 Domestic Oil (4.37%)
   ArCo.                           21,600       1,804,939
   Ashland Inc.                    24,400         979,050
                                             ------------
                                                2,783,989
                                             ------------
 Drugs & Medicines (5.72%)
   Baxter International            16,200         982,125
   Merck & Co. Inc.                19,200       1,420,800
   Total Renal Care Holdings<F*>   79,750       1,241,070
                                             ------------
                                                3,643,995
                                             ------------
 Energy & Utilities (2.46%)
   FPL Group Inc.                  28,700       1,567,738
                                             ------------
 Energy Raw Materials (2.29%)
   Baker Hughes Inc.               43,500       1,457,250
                                             ------------
 Finance (Non-Banking) (4.95%)
   Associates First Capital Corp.  39,600       1,754,755
   Providian Financial Corp.       15,000       1,402,500
                                             ------------
                                                3,157,255
                                             ------------
 Government & State Agency
  (2.32%)
   Federal Home Loan Mortgage
     Corp.                         25,500       1,479,000
                                             ------------
 Industrial Miscellaneous (1.55%)
   Diamond Offshore Drilling Inc.  35,000         993,125
                                             ------------
 Insurance (2.26%)
   Equitable Companies Inc.        21,500       1,440,500
                                             ------------
 International Oil (2.56%)
   Mobil Corp.                     16,500       1,633,500
                                             ------------
 Media (1.85%)
   McGraw-Hill Inc.                21,800       1,175,827
                                             ------------
 Miscellaneous Finance (2.83%)
   American General Corp.          23,900       1,801,463
                                             ------------
 Non-Durables & Entertainment
  (3.33%)
   Costco Companies Inc.<F*>       26,500       2,121,642
                                             ------------
 Producer Goods (3.28%)
   Illinois Tool Works Inc .       25,500       2,091,000
                                             ------------

 Retail (5.82%)
   May Department Stores Co.       43,500       1,778,063
   TJX Cos Inc.                    58,000       1,932,096
                                             ------------
                                                3,710,159
                                             ------------
 Telephone (9.88%)
   A T & T Corp.                   24,450       1,364,604
   MCI Worldcom Inc.<F*>           32,000       2,753,984
   Sprint Corp.                    41,200       2,175,854
                                             ------------
                                                6,294,442
                                             ------------
 Tobacco (3.57%)
   Philip Morris Companies Inc.    56,600       2,274,584
                                             ------------
 Travel & Recreation (2.66%)
   Walt Disney Productions         55,000       1,694,659
                                             ------------
 TOTAL COMMON STOCK (99.50%)
   (COST $42,529,797)                        $ 63,398,629
                                             ------------

                     (continued)

                                 27


        GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                  PAR          MARKET
 SHORT TERM SECURITIES           VALUE          VALUE
---------------------------------------------------------
 Commercial Paper (0.39%)
   Moat Funding,
   5.46%, due 7/9/99              250,000    $    249,697
                                             ------------
 TOTAL SHORT TERM SECURITIES
   (0.39%) (AMORTIZED COST
   $249,697)                                      249,697
                                             ------------

 TOTAL INVESTMENTS (99.89%)
   (AMORTIZED COST $42,779,494)                63,648,326
   Other net assets (0.11%)                        71,221
                                             ------------
 TOTAL NET ASSETS (100.00%)                  $ 63,719,547
                                             ============

 <F*> Non-income producing securities.

 See accompanying notes to the financial statements.

       GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

--------------------------------------------------------------------
 MANAGEMENT DISCUSSION
--------------------------------------------------------------------

 The Asset Allocation Fund rose 10.73% in the first half of 1999 compared to its benchmark Lipper Flexible Average that increased 5.91%. The equity portion of the portfolio, representing approximately 75% of assets, rose 15.23% YTD relative to an increase in the S&P 500 12.38%. Although stock returns in the first half of the year were excellent, the first and second quarters of 1999 had very little in common. Nothing changed in terms of market leadership in the first quarter. The market rewarded size, liquidity and earnings visibility. The returns to price momentum strategies (not earnings momentum) have been better only in 1 quarter--Q4 1998--since 1980. The Asset Allocation Fund benefited particularly from blue chip technology such as Texas Instruments, EMC and Cisco, which handily outperformed the market indices.

 The second quarter, by contrast, witnessed a rebound in distressed emerging markets and improved market breadth that included long-neglected value and small-cap companies. Global economic reform and recovering commodity prices ignited a rocket beneath traditional value sectors such as basic materials, energy and capital goods that sent many companies up 30-40% in the first five weeks of the quarter while their big, growth stock counterparts fell. Growth stocks did not stay down for long, however, as exposure to telecommunications and select computer companies proved lucrative. Although the equities in the Asset Allocation Fund are principally growth companies, the portfolio held up during this phenomenal value rotation and the resulting volatility. The strength in the portfolio came in the capital goods, telecom and energy sectors. The biggest shift came from the formerly dominant healthcare sector with a huge decline in the highflying pharmaceutical stocks. Bucking this trend is the biotech company Immunex, which was the portfolio's best performer in the quarter, rising more than 50%.

--------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------

                 [Asset Allocation Fund Graph]

--------------------------------------------------------------------
 ANNUAL RETURNS
--------------------------------------------------------------------

PERIODS ENDED JUNE 30, 1999                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
Annual Returns                                  11.98%        16.67%        12.44%         12.30%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

         Past performance is no assurance of future results.

       GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

--------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------

 June 30, 1999 (unaudited)

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Bonds                                 $ 21,914,659
     Common stocks                          105,209,344
     Preferred stocks                           990,000
     Short term securities                    9,280,477
                                           ------------
       Total investments                    137,394,480
   Cash                                         131,636
   Dividends and interest receivable            485,385
                                           ------------
       Total assets                         138,011,501
                                           ------------
 LIABILITIES:
   Payable to Conning Asset Management
    Company                                      54,210
   Payable to General American Life
    Insurance Company                            10,842
                                           ------------
       Total liabilities                         65,052
                                           ------------
         Total net assets                  $137,946,449
                                           ============
 TOTAL SHARES OF CAPITAL STOCK
  OUTSTANDING                                 3,317,893

 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)               $      41.58

 TOTAL AMORTIZED COST OF INVESTMENTS       $ 92,670,156

--------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------

 For the six months ended June 30, 1999 (unaudited)

 INVESTMENT INCOME:
   Dividends                               $   475,946
   Interest                                  1,039,731
                                           -----------
     Total investment income                 1,515,677
                                           -----------
 EXPENSES:
   Investment management charge                322,430
   Administrative charge                        64,486
                                           -----------
     Total expenses                            386,916
                                           -----------
       Net investment income                 1,128,761
                                           -----------
 NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments          2,037,296
                                           -----------
 NET UNREALIZED GAIN ON INVESTMENTS:
   Net unrealized gain on investments       10,138,595
                                           -----------
 NET INCREASE IN NET ASSETS FROM
  OPERATIONS                               $13,304,652
                                           ===========

----------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS              YEAR ENDED
                                                               ENDED JUNE 30            DECEMBER 31
                                                               -------------            ------------
                                                                 1999<F*>                   1998
                                                               -------------            ------------
 Operations:
     Net investment income                                     $  1,128,761             $  2,744,919
     Net realized gain on investments                             2,037,296                7,623,117
     Net unrealized gain on investments                          10,138,595                8,241,285
                                                               ------------             ------------
         Net increase in net assets from operations              13,304,652               18,609,321
     Capital share transactions                                     132,288               (5,369,170)
                                                               ------------             ------------
         Net increase in net assets                              13,436,940               13,240,151
     Net assets, beginning of year                              124,509,509              111,269,358
                                                               ------------             ------------
 Net assets, end of period                                     $137,946,449             $124,509,509
                                                               ============             ============

<F*> Unaudited

 See accompanying notes to the financial statements.

       GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

---------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                           SIX
                                                          MONTHS
                                                          ENDED
                                                         JUNE 30                      YEAR ENDED DECEMBER 31
                                                         --------       ---------------------------------------------------
                                                         1999<F*>         1998           1997          1996          1995
                                                         --------       --------       --------       -------       -------
 Net asset value, beginning of year <F1>                 $  37.55       $  31.86       $  26.83       $ 23.20       $ 18.00
                                                         --------       --------       --------       -------       -------
 Income from operations:
 Net investment income                                       0.34           0.81           0.96          0.93          0.82
 Net realized and unrealized gain (loss) on
   investments                                               3.69           4.88           4.07          2.70          4.38
                                                         --------       --------       --------       -------       -------
 Net increase (decrease) in asset value per share            4.03           5.69           5.03          3.63          5.20
                                                         --------       --------       --------       -------       -------
 Net asset value, end of year                            $  41.58       $  37.55       $  31.86       $ 26.83       $ 23.20
                                                         ========       ========       ========       =======       =======

 Total return <F2>                                         10.73%         17.86%         18.73%        15.66%        28.88%

 Net assets, end of year (in thousands)                  $137,947       $124,510       $111,269       $86,191       $73,387
 Ratio of expenses to average net assets <F3>               0.59%          0.60%          0.60%         0.60%         0.60%
 Ratio of net investment income to average net
   assets <F3>                                              2.33%          2.42%          3.24%         3.77%         3.92%
 Portfolio turnover rate                                    7.71%         34.03%         36.34%        32.78%        33.74%

                                                                               YEAR ENDED DECEMBER 31
                                                         ------------------------------------------------------------------
                                                           1994           1993           1992          1991          1990
                                                         --------       --------       --------       -------       -------
 Net asset value, beginning of year <F1>                 $  18.74       $  17.11       $  16.04       $ 13.39       $ 13.07
                                                         --------       --------       --------       -------       -------
 Income from operations:
 Net investment income                                       0.68           0.60           0.62          0.65          0.69
 Net realized and unrealized gain (loss) on
   investments                                              (1.42)          1.03           0.45          2.00         (0.37)
                                                         --------       --------       --------       -------       -------
 Net increase in asset value per share                      (0.74)          1.63           1.07          2.65          0.32
                                                         --------       --------       --------       -------       -------
 Net asset value, end of year                            $  18.00       $  18.74       $  17.11       $ 16.04       $ 13.39
                                                         ========       ========       ========       =======       =======

 Total return <F2>                                         (3.95%)         9.55%          6.66%        19.81%         2.47%

 Net assets, end of year (in thousands)                  $ 59,975       $ 65,070       $ 53,369       $21,149       $12,545
 Ratio of expenses to average net assets <F3>               0.60%          0.60%          0.60%         0.60%         0.60%
 Ratio of net investment income to average net
   assets <F3>                                              3.70%          3.33%          3.80%         4.37%         5.41%
 Portfolio turnover rate                                   75.24%         27.59%         12.14%         5.14%        15.46%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.
 <F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.
 <F*> Unaudited

 See accompanying notes to the financial statements.

       GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

--------------------------------------------------------
                                  PAR          MARKET
 BONDS                           VALUE         VALUE
--------------------------------------------------------
 Government & State
   Agency (0.11%)
   FNMA, 8.350%,
     due 11/10/1999            $  150,000   $    151,524
 TOTAL GOVERNMENT & STATE
   AGENCY (0.11%)
   (AMORTIZED COST $149,931)                     151,524
                                            ------------
 US Government Securities
   (4.94%)
   US Treasury Bonds, 7.250%,
     due 05/15/2016             1,500,000      1,649,760
   US Treasury Notes, 6.375%,
     due 08/15/2002             1,000,000      1,020,160
   US Treasury Notes, 5.750%,
     due 08/15/2003             1,000,000      1,000,620
   US Treasury Notes, 6.250%,
     due 01/31/2002             1,300,000      1,319,708
   US Treasury Notes, 8.000%,
     due 08/15/1999             1,000,000      1,003,910
   US Treasury Notes, 6.500%,
     due 10/15/2006               800,000        826,000
                                            ------------
 TOTAL GOVERNMENT SECURITIES
   (4.94%) (AMORTIZED COST
   $6,819,612)                                 6,820,158
                                            ------------
 CORPORATE BONDS
 Air Transport (0.82%)
   Delta Airlines, 9.200%,
     due 09/23/2014             1,000,000      1,125,220
                                            ------------
 Commercial Banking (0.19%)
   Boatmen's Bancshares,
     6.750%, due 03/15/2003       250,000        251,708
                                            ------------
 Finance (Non-Banking) (1.46%)
   Associates Corp., 6.875%,
     due 02/01/2003               500,000        507,580
   Bear Stearns Co., 6.750%,
     due 04/15/2003             1,000,000        999,300
   Merrill Lynch & Co Inc.,
     7.375%, due 08/17/2002       500,000        513,790
                                            ------------
                                               2,020,670
                                            ------------
 Industrial Miscellaneous
   (2.01%)
   Canadian National Railway,
     6.625%, due 05/15/2003       500,000        495,750
   Coca-Cola Company, 6.625%,
     due 10/01/2002               500,000        503,890
   Disney Spin III, 14.000%,
     due 03/01/2000             1,000,000        979,400
   E I Dupont De Nemours
     & Co., 8.250%,
     due 09/15/2006               250,000        273,685
   Seagram Company Ltd.,
     8.350%, due 11/15/2006       500,000        516,905
                                            ------------
                                               2,769,630
                                            ------------
 Liquor (0.36%)
   Anheuser-Busch Companies
     Inc., 6.900%,
     due 10/01/2002               500,000        500,505
                                            ------------
 Miscellaneous & Conglomerates
   (0.37%)
   Hanson Overseas BV,
     7.375%, due 01/15/2003       500,000        514,945
                                            ------------
 Motor Vehicles (0.74%)
   Enterprise Rent A Car,
     7.500%, due 06/15/2003     1,000,000      1,015,440
                                            ------------
 Municipality (0.75%)
   Province of Quebec -
     Series A, 8.100%, due
     04/23/2002                 1,000,000      1,037,860
                                            ------------

 Non-Durables & Entertainment
   (0.72%)
   Waste Management Inc,
     6.000%, due 05/15/2001     1,000,000        995,710
                                            ------------
 Paper and Forest
   Products (0.61%)
   Celulosa Arauco &
     Constitucion, 7.000%,
     due 12/15/2007             1,000,000        858,030
                                            ------------
 Telephone (1.07%)
   GTE Southwest, 6.540%, due
     12/01/2005                   500,000        499,050
   MCI Worldcom Inc., 6.400%,
     due 08/15/2005             1,000,000        978,300
                                            ------------
                                               1,477,350
                                            ------------
 Utilities, Electrical &
   Gas (1.50%)
   Consolidated Edison,
     7.375%, due 09/15/2000       500,000        508,120
   Niagara Mohawk Power,
     9.750%, due 11/01/2005       500,000        569,310
   Northern States Power,
     6.125%, due 12/01/2005       500,000        485,325
   Texas Utilities Co.,
     7.375%, due 08/01/2001       500,000        507,995
                                            ------------
                                               2,070,750
                                            ------------
 TOTAL CORPORATE BONDS (10.60%)
   (AMORTIZED COST $14,722,708)               14,637,818
                                            ------------
                  (continued)

                                 32


       GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

--------------------------------------------------------
                                  PAR          MARKET
 BONDS                           VALUE         VALUE
--------------------------------------------------------
 MORTGAGE BACKED SECURITIES
  AND CMO'S
 Government & State
  Agency (0.22%)
   FNMA 1992-128G, 6.000%,
     due 02/25/2022            $  306,983   $    305,159
                                            ------------
 TOTAL MORTGAGE BACKED
  SECURITIES AND CMO'S
   (AMORTIZED COST $300,736)                     305,159
                                            ------------
 TOTAL BONDS (15.87%)
   (AMORTIZED COST
   $21,992,987)                               21,914,659
                                            ------------
 -------------------------------------------------------
                                               MARKET
 COMMON STOCK                    SHARES        VALUE
 -------------------------------------------------------
 Aerospace & Military
  Technology (2.16%)
   United Technologies Corp.       41,600      2,982,179
                                            ------------
 Air Transport (0.89%)
   AMR Corp.<F*>                   18,000      1,228,500
                                            ------------
 Business Machines (6.73%)
   Compaq Computer Corp.           32,000        757,984
   EMC Corp./Mass<F*>              40,000      2,200,000
   IBM Corp.                       24,000      3,102,000
   Oracle Corp.<F*>                73,800      2,739,825
   Quantum Corp.<F*>               20,000        482,500
                                            ------------
                                               9,282,309
                                            ------------
 Business Services (5.69%)
   CSG Systems
     International<F*>            100,600      2,634,412
   Cisco Systems Inc.<F*>          81,000      5,209,272
                                            ------------
                                               7,843,684
                                            ------------
 Chemicals (2.59%)
   Ecolab, Inc.                    40,000      1,745,000
   Monsanto                        46,500      1,833,821
                                            ------------
                                               3,578,821
                                            ------------
 Commercial Banking (6.49%)
   Bank Of America Corp.           40,874      2,996,555
   Chase Manhattan Corp.
     (new)                         40,800      3,534,300
   Citigroup Inc.                  51,000      2,422,500
                                            ------------
                                               8,953,355
                                            ------------
 Drugs & Medicines (7.52%)
   Baxter International            25,000      1,515,625
   Immunex Corp.<F*>               20,000      2,548,740
   Eli Lilly & Co.                 22,000      1,575,750
   Merck & Co. Inc.                28,800      2,131,200
   Pfizer Inc.                     23,700      2,601,075
                                            ------------
                                              10,372,390
                                            ------------
 Electronics (6.89%)
   Input/Output Inc.<F*>          100,000        756,200
   Intel Corp.                     32,800      1,951,600
   Philips Electronics             15,640      1,577,685
   Texas Instruments Inc.          36,000      5,220,000
                                            ------------
                                               9,505,485
                                            ------------
 Energy Raw Materials (1.77%)
   Halliburton Co.                 54,000      2,443,500
                                            ------------
 Finance (Non-Banking) (1.49%)
   Providian Financial Corp.       22,000      2,057,000
                                            ------------

 Food & Agriculture (3.34%)
   Coca-Cola Company               27,000      1,687,500
   Conagra Inc.                    40,000      1,065,000
   Pepsico Inc.                    48,000      1,856,976
                                            ------------
                                               4,609,476
                                            ------------
 Government & State Agency
  (1.47%)
   Federal Home Loan Mortgage
     Corp.                         35,000      2,030,000
                                            ------------
 Industrial Miscellaneous
  (4.07%)
   Circuit City Stores Inc.        36,000   $  3,348,000
   Diamond Offshore Drilling
     Inc.                          80,000      2,270,000
                                            ------------
                                               5,618,000
                                            ------------
 Insurance (2.25%)
   American International
     Group Inc.                    26,500      3,102,143
                                            ------------
 Miscellaneous Finance (1.71%)
   American General Corp.          31,300      2,359,238
                                            ------------
 Non-Durables & Entertainment
  (1.74%)
   Costco Companies Inc.<F*>       30,000      2,401,860
                                            ------------
 Producer Goods (2.29%)
   General Electric Corp.          28,000      3,164,000
                                            ------------
 Retail (4.74%)
   Family Dollar Stores            80,000      1,920,000
   TJX Cos. Inc.                  138,400      4,610,381
                                            ------------
                                               6,530,381
                                            ------------
 Soaps & Cosmetics (1.50%)
   Bristol-Myers Squibb Co.        29,400      2,070,848
                                            ------------
                      (continued)

                                 33


       GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

---------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - JUNE 30, 1999
---------------------------------------------------------------------

--------------------------------------------------------
                                               MARKET
 COMMON STOCK                    SHARES        VALUE
--------------------------------------------------------
 Telephone (8.10%)
   Bell Atlantic Corp.             32,354   $  2,115,143
   Lucent Technologies             36,460      2,458,753
   MCI Worldcom Inc. <F*>          40,000      3,442,480
   Sitel Corp.<F*>                 82,500        242,303
   Sprint Corp.                    55,200      2,915,222
                                            ------------
                                              11,173,901
                                            ------------
 Tobacco (1.49%)
   Philip Morris Companies
     Inc.                          51,100      2,053,554
                                            ------------
 Travel & Recreation (1.36%)
   Walt Disney Productions         60,000      1,848,720
                                            ------------
 TOTAL COMMON STOCK (76.28%)
   (COST $60,326,692)                        105,209,344
                                            ------------

---------------------------------------------------------
                                                MARKET
 PREFERRED STOCK                SHARES          VALUE
---------------------------------------------------------
 International Oil (0.72%)
   Lasmo PLC Series A             40,000          990,000
                                             ------------
 TOTAL PREFERRED STOCK (0.72%)
   (AMORTIZED COST
     $1,070,000)                                  990,000
                                             ------------

---------------------------------------------------------
                                  PAR           MARKET
 SHORT TERM SECURITIES           VALUE          VALUE
---------------------------------------------------------
 Commercial Paper (6.73%)
   Eaglefunding Capital
     Corp., 5.07%, due
     07/07/99                  $  350,000    $    349,705
   Check Point Charlie,
     4.97%, due 07/07/99        1,400,000       1,398,845
   MPF Limited, 5.11%,
     due 07/07/99               2,950,000       2,947,493
   Moat Funding, 5.49%,
     due 07/09/99               4,590,000       4,584,434
                                             ------------
                                                9,280,477
                                             ------------
 TOTAL SHORT TERM SECURITIES
   (6.73%) (AMORTIZED COST
   $9,280,477)                                  9,280,477
                                             ------------

 TOTAL INVESTMENTS (99.60%)
   (AMORTIZED COST $92,670,156)              $137,394,480
   Other net assets (0.40%)                       551,969
                                             ------------
 TOTAL NET ASSETS (100.00%)                  $137,946,449
                                             ============

 <F*> Non-income producing securities.

 See accompanying notes to the financial statements.

     GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

--------------------------------------------------------------------
 MANAGEMENT DISCUSSION
--------------------------------------------------------------------

 The Int'l Index Fund rose approximately 5.11% for the first half versus an increase of 4.11% for the MSCI EAFE Index.

 International markets were mixed in the first six months with returns largely surprising investors. The biggest surprise was the performance of the Japanese market that remains the second largest component of the EAFE Index. Japan posted a 14.4% gain in the Nikkei in the first quarter amid some renewed confidence in a corporate and fiscal restructuring. Investors are looking for signs that the lengthy recession in that country has ended. The Euro, launched in January, declined against the dollar and took some of the steam off the market strength in Europe. There is lingering concern that Europe's economies will slow in 1999.

 Although the return for the Index was modest in the second quarter, many of the markets hardest hit by the global liquidity crisis bounced back sharply. Overall, the international markets once again turned in a mix performance. The large European markets were tepid with mostly single-digit returns, while the dominant U.K. market rose a little more than 1%. The Asian markets showed the greatest strength with the important Japanese market up approximately 10%. Notably, Hong Kong and Singapore rose more than 30% and 40%, respectively. While Asia and Europe would be characterized very differently, both markets are viewed more favorably than many of the struggling Latin American markets. In Asia investors are focused on improvement, watching for any signs of restructuring and favorable economic news; conversely, in Europe the focus is on economic and political uncertainty and the potential for disappointment.

--------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------

                [International Index Fund Graph]

 [FN]
 <F*> On January 1, 1998 Conning Asset Management Company assumed portfolio management duties from the former sub-advisor of the fund, Provident Capital Management, Inc. On January 1, 1998 the fund also changed its investment objective to be one which parallels the price and yield performance of the publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index").

--------------------------------------------------------------------
 ANNUAL RETURNS
--------------------------------------------------------------------

PERIODS ENDED JUNE 30, 1999                                 PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
Annual Returns                                                 8.68%        8.40%         12.26%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

         Past performance is no assurance of future results.

     GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

--------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------

 June 30, 1999 (unaudited)

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Common stocks                          $11,269,667
     Rights and warrants                          2,305
     Short term securities                            0
                                            -----------
       Total investments                     11,271,972
   Cash                                          79,525
   Broker receivable                                  0
   Dividends receivable                          74,013
                                            -----------
       Total assets                          11,425,510
                                            -----------

 LIABILITIES:
   Payable to Conning Asset Management
    Company                                       4,613
   Payable to General American Life
    Insurance Company                             2,841
                                            -----------
       Total liabilities                          7,454
                                            -----------
         Total net assets                   $11,418,056
                                            ===========
 TOTAL SHARES OF CAPITAL STOCK OUTSTANDING      546,613

 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)                $     20.89

 TOTAL AMORTIZED COST OF INVESTMENTS        $ 8,839,383

--------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------

 For the six months ended June 30, 1999 (unaudited)

 INVESTMENT INCOME:
   Dividends                                  $158,074
   Interest                                      5,935
                                              --------
     Total investment income                   164,009
                                              --------
 EXPENSES:
   Investment management charge                 27,104
   Administrative charge                        16,609
                                              --------
     Total expenses                             43,713
                                              --------
       Net investment income                   120,296
                                              --------
 NET REALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
   Net realized loss on foreign currency
    conversions<F*><F*>                           (701)
                                              --------
 NET REALIZED LOSS FROM INVESTMENTS AND
   FOREIGN CURRENCY                               (701)
                                              --------
 NET UNREALIZED GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY:
   Net unrealized gain on investments          330,379
   Net unrealized gain on foreign currency
    conversions                                108,402
                                              --------
 NET UNREALIZED GAIN FROM INVESTMENTS AND
  FOREIGN CURRENCY                             438,781
                                              --------
 NET INCREASE IN NET ASSETS FROM OPERATIONS   $558,376
                                              ========

---------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                SIX MONTHS              YEAR ENDED
                                                               ENDED JUNE 30            DECEMBER 31
                                                               -------------            -----------
                                                                 1999<F*>                  1998
                                                               -------------            -----------
 Operations:
     Net investment income                                      $   120,296             $   124,709
     Net realized gain (loss) on investments and foreign
       currency conversions                                            (701)                 22,428
     Net unrealized gain on investments and foreign currency        438,781               1,539,675
                                                                -----------             -----------
         Net increase in net assets from operations                 558,376               1,686,812
     Capital share transactions                                     165,021                 581,032
                                                                -----------             -----------
         Net increase in net assets                                 723,397               2,267,844
     Net assets, beginning of period                             10,694,659               8,426,815
                                                                -----------             -----------
 Net assets, end of period                                      $11,418,056             $10,694,659
                                                                ===========             ===========

<F*>  Unaudited
<F**> Foreign Currency Euro Conversion caused realized gain.

 See accompanying notes to the financial statements.

   GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND<F*>

-------------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
                                                            SIX
                                                           MONTHS
                                                           ENDED
                                                          JUNE 30                          YEAR ENDED DECEMBER 31
                                                      ----------------       --------------------------------------------------
                                                          1999<F***>          1998          1997          1996           1995
                                                      ----------------       -------       -------       -------       --------
 Net asset value, beginning of year <F1>                  $ 19.87            $ 16.60       $ 16.23       $ 15.11       $  13.10
                                                          -------            -------       -------       -------       --------
 Income from operations:
 Net investment income                                       0.22               0.24          0.26          0.24           0.25
 Net realized and unrealized gain on
   investments                                               0.80<F**>          3.03<F**>     0.11<F**>     0.88<F**>      0.92<F**>
                                                          -------            -------       -------       -------       --------
 Net increase in asset value per share                       1.02               3.27          0.37          1.12           1.17
                                                          -------            -------       -------       -------       --------
 Net asset value, end of period                           $ 20.89            $ 19.87       $ 16.60       $ 16.23       $  13.94
                                                          =======            =======       =======       =======       ========

 Total return <F2>                                          5.11%             19.76%         2.27%         7.40%          8.35%

 Net assets, end of period (in thousands)                 $11,418            $10,695       $ 8,427       $ 7,015       $  5,460
 Ratio of expenses to average net
   assets <F3><F*>                                          0.79%              0.80%         0.80%         1.00%          1.00%
 Ratio of net investment income to average net
   assets <F3>                                              2.96%              1.29%         1.53%         1.57%          1.79%
 Portfolio turnover rate                                   24.37%              4.90%        57.70%        19.53%        113.91%

                                                      ----------------
                                                            1994
                                                      ----------------
 Net asset value, beginning of year <F1>                  $ 13.10
                                                          -------
 Income from operations:
 Net investment income                                       0.13
 Net realized and unrealized gain on
   investments                                               0.71<F**>
                                                          -------
 Net increase in asset value per share                       0.84
                                                          -------
 Net asset value, end of year                             $ 13.94
                                                          =======

 Total return <F2>                                          6.42%

 Net assets, end of year (in thousands)                   $ 4,242
 Ratio of expenses to average net
   assets <F3><F*>                                          1.00%
 Ratio of net investment income to average net
   assets <F3>                                              0.98%
 Portfolio turnover rate                                   46.19%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> Total return is not annualized for the eleven months ended December 31,
 1993. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.
 <F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

<F*> Name and investment objective changed from the International Equity Fund on January 1, 1997. In addition Conning Asset Management Company took over the asset management of the International Index Fund. The investment advisor fee changed from .70% to .50% on the first $10 million of the average daily value of the net assets, from .60% to .40% on the balance over $10 million and less than $20 million, and from .50% to .30% on the balance in excess of $20 million. The objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly traded common stocks in the EAFE Index.
 <F**> Also includes net realized and unrealized gain (loss) on foreign currency conversions.
 <F***> Unaudited

 See accompanying notes to the financial statements.

     GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------
--------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
---------------------------------------------------------
 Australia (2.66%)
   Westpac Banking                  6,706    $     43,499
   Telstra Corporation Limited     13,400          76,783
   Broken Hill Properties           5,591          64,762
   National Australia Bank Ltd      2,900          47,988
   News Corp. Ltd. AU               6,227          53,128
   Western Mining Ltd.              4,131          17,746
                                             ------------
                                                  303,906
                                             ------------
 Austria (0.18%)
   Bank Austria AG                    400          21,037
                                             ------------
 Belgium (1.64%)
   Electrabel SA                      200          64,556
   Generale De Banque                   1             413
   Petrofina SA                       100          57,440
   Fortis AG<F*>                    2,079          65,284
   Fortis AG - Strip VVPR<F*>       2,079              21
                                             ------------
                                                  187,714
                                             ------------
 Germany (11.11%)
   Deutsche Bank AG                 1,150          70,089
   Dresdner Bank AG                   800          31,102
   Sap AG                             200          68,578
   Sap AG-vorzug                       50          19,877
   Viag AG                             50          23,203
   Veba AG                            800          47,190
   Rwe AG                           1,450          67,139
   Metro AG                           450          28,633
   Siemens AG                       1,550         119,563
   Bayer AG                         2,100          87,383
   Basf AG                          1,800          79,076
   Deutsche Telekom AG              3,450         144,980
   Allianz AG                         400         111,787
   Mannesmann AG DM                   500          74,765
   Volkswagen AG                      700          45,168
   Banco Bilbao Vizcaya, SA<F*>     6,993         100,961
   Daimler-Chrysler AG              1,704         148,839
                                             ------------
                                                1,268,333
                                             ------------
 Denmark (0.76%)
   Den Danske Bank                    200          21,691
   Novo-Nordisk                       315          34,033
   Tele Danmark                       638          31,404
                                             ------------
                                                   87,128
                                             ------------
 Spain (4.00%)
   Telefonica De Despana            1,440          69,364
   Empresa Nacional Electric        2,920          62,272
   Repsol SA                        1,686          34,426
   Banco Santander Central          4,092          43,338
   Repsol (ADR)                     2,400          48,749
   Telefonica (ADR)                 1,353         198,990
                                             ------------
                                                  457,139
                                             ------------
 Finland (1.58%)
   Rauma OY                            30             355
   UPM - Kymmene Corp               1,100          31,536
   Nokia AB - A Shares              1,700         149,015
                                             ------------
                                                  180,906
                                             ------------

 France (8.73%)
   L'air Liquide                      337          52,998
   AXA UAP                            733          89,423
   Groupe Danone                      250          64,453
   Alcatel Alsthom                    450          63,344
   L'Oreal                            100          67,598
   LVMH Moet-Hennessy Louis
     Vuitton                          200          58,554
   Rhone-Poulenc A                  1,100          50,264
   St Gobain                          250          39,832
   Societe Generale Paris             400          70,496
   Elf Aquitaine                      500          73,373
   Total SA - B                       250          32,253
   France Telecom SA                2,872         216,948
   Carrefour Supermarche              300          44,086
   Vivendi                            900          72,904
                                             ------------
                                                  996,526
                                             ------------
 Great Britain (22.14%)
   Abbey National PLC               2,691          50,520
   Barclays PLC                     4,067         118,343
   Smithkline Beecham PLC          10,074         130,927
   British Petroleum               12,591         225,662
   British Telecommunications      15,724         263,471
   British Sky Broadcasting PLC     2,769          25,687
   British Gas PLC                  6,927          42,311
   Cable & Wireless                 5,500          70,094
   Reuters Group PLC                5,258          69,165
   Diago PLC                        8,401          87,731
   Allied Zurich PLC                3,286          41,308
   British American Tobacco PLC     4,559          42,866
   General Electric PLC             7,574          77,245
   Glaxo Holdings PLC               6,459         179,496
   HSBC Holdings ($HK10)            2,300          81,428
   HSBC Holdings (75P)              1,000          35,419
   BG PLC (ADR)                     1,323          40,517
   Marks & Spencer                 10,201          59,013
   Centrica PLC                     7,066          16,596
   Unilever PLC                    10,751          95,664
   Halifax PLC                      4,180          49,878
                 (continued)

                                 38

     GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND


--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
---------------------------------------------------------
 Great Britain (continued)
   Royal Sun Alliance Insurance     3,727          33,430
   Pearson PLC                      3,100          62,987
   Prudential Corporation PLC       6,933         102,072
   Rio Tinto PLC - REG              3,869          64,859
   Vodafone Group                   5,102         100,528
   Invensys PLC                    11,095          52,512
   Lloyds TSB Group                 8,206         111,241
   Tesco                           20,100          51,723
   Zeneca Group PLC                 3,767         145,702
                                             ------------
                                                2,528,395
                                             ------------
 Hong Kong (2.80%)
   Bank of East Asia                7,400          18,742
   CLP Holdings Ltd                 5,500          26,725
   HSBC Holdings                      200           7,295
   CDL Hotels International         1,000             419
   Cheung Kong                      8,000          71,147
   Hang Seng Bank                   3,200          35,780
   Wharf Holdings                   4,000          12,476
   Hong Kong Telecom               12,600          32,724
   Hutchison Whampo                 6,000          54,327
   New World Development            5,000          14,983
   Sun Hung Kai Properties          3,000          27,356
   Swire Pacific "A"                3,500          17,323
                                             ------------
                                                  319,297
                                             ------------
 Ireland (0.41%)
   Allied Irish                     3,528          46,388
                                             ------------
 Italy (4.23%)
   Assicurazioni Generali           4,300         148,995
   Credito Italiano                10,654          46,804
   Fiat SPA ITL1000                 7,700          24,378
   Ente Nazionale Idrocarburi      14,587          87,098
   Edison SPA                       2,500          21,656
   Telecom Italia Mobile            9,198          54,921
   Telecom Italia SPA               5,555          57,744
   Istituto Bancario San Paolo Di
     Torino                         3,061          41,667
                                             ------------
                                                  483,263
                                             ------------

 Japan (22.98%)
   Matsushita Electric (ADR)          200          39,662
   Asahi Glass Co Ltd               4,000          25,942
   Bank of Tokyo-Mitsubishi         9,000         128,118
   Canon                            1,000          28,752
   Daiwa Securities                 5,000          33,048
   East Japan Railway                  14          75,184
   Fuji Bank                        5,000          34,866
   Fuji Photo                       2,000          75,680
   Fujitsu 6702                     3,000          60,354
   Hitachi Ltd JPY5                12,000         112,528
   Honda Motors                     1,000          42,384
   Industrial Bank Japan            8,000          63,452
   Ito Yokado 8264                  1,000          66,922
   Japan Air Lines                  9,000          29,743
   Kansai Electric Power            3,400          64,609
   Kinki Nippon Railway             3,000          14,748
   Komatsu Ltd.                    12,000          76,638
   Asahi Bank                       8,000          38,336
   Marutomi Group<F*>                  75             142
   Matsushita Electronics           7,000         135,910
   Maruko Co Ltd                       50             888
   Mitsubishi Estate Co.            5,000          48,787
   Mitsubishi Corp.                 6,000          40,649
   Mitsubishi Trust                 4,000          38,864
   Mitsubishi Chemical Corp         4,157          14,391
   Mitsubishi Electric              7,000          26,893
   Mitsubishi Heavy Industries     15,000          60,850
   Mitsui Company                   6,000          41,839
   Sakura Bank                     12,000          45,507
   Denso Corporation                1,000          20,325
   Nec Corp                         4,000          49,737
   Nippon Telegraph & Telephone        19         222,909
   Nippon Steel Corp.              24,000          55,719
   Nissan 7201<F*>                  9,000          42,979
   Nomura Securities                6,000          70,243
   Nissen<F*>                          50             223
   Sankyo Co., Ltd                  2,000          50,398
   Sanyo Electric Co Ltd           25,000         101,622
   Sharp Corp.                      4,000          47,259
   Sony Corp                          500          53,909
   Sumitomo Bank Ltd.               2,000          24,803
   Tokio Marine & Fire              6,000          65,187
   Tohoku Electric Power            1,100          16,650
   Tokai Bank                       3,000          17,102
   Tokyo Electric Power             4,600          97,103
   Toyota Motor Corp.               7,000         221,504
                                             ------------
                                                2,623,358
                                             ------------
 Malaysia (0.75%)
   Malayan Banking Berhad           4,000          10,806
   Sime Darby Berhad                6,000           7,081
   Telekom Malaysia                13,500          45,428
   Tenaga Nasional Berhad<F*>       9,000          18,661
   United Engineers
     (Malaysia)<F*>                 2,000           3,104
                                             ------------
                                                   85,080
                                             ------------
                 (continued)
                                 39


     GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
---------------------------------------------------------
 Netherlands (5.03%)
   Elsevier                         1,359          15,766
   ING Groep NV                     1,234          66,809
   Royal Dutch Petroleum            3,028         177,365
   ABN AMRO Holdings                1,756          38,028
   Koninklijke Ahold NV               600          20,666
   Akzo                               828          34,838
   TNT Post Group                     600          14,324
   Koninklijke PTT Nederland          600          28,153
   Koninklijke Ahold NV               600             619
   Unilever NV                      1,193          80,389
   Philips Electronics                767          75,656
   Wolters Kluwer-CVA                 544          21,655
                                             ------------
                                                  574,268
                                             ------------
 Norway (0.32%)
   Den Norske Bank ASA              2,900           9,578
   Norsk Hydro                        700          26,409
                                             ------------
                                                   35,987
                                             ------------
 New Zealand (0.20%)
   Telecom Corp of New Zealand      5,300          22,749
                                             ------------
 Portugal (0.34%)
   Portugal Telecom SA                500          20,341
   Electricidade De Portugal, SA    1,000          18,006
                                             ------------
                                                   38,347
                                             ------------
 Sweden (1.78%)
   Ericsson LM B                    3,600         115,389
   Foreningssparbanken AB           1,400          19,761
   Volvo AB SEK5                    1,200          34,793
   ABB AB                           2,500          33,229
   Mandamus Fastigheter                70             370
                                             ------------
                                                  203,542
 Singapore (0.86%)
   Oversea-Chinese Banking Corp     4,800          40,035
   Singapore Telecommunica-
     tions<F*>                     23,000          39,448
   Singapore Airlines Ltd<F*>       2,000          19,031
                                             ------------
                                                   98,514
                                             ------------
 Switzerland (6.20%)
   Credit Suisse Group                600         103,821
   Nestle SA                           60         108,105
   Roche Holding AG                     2          32,934
   Roche Holding AG                    10         102,792
   Swiss Reinsurance                   40          76,161
   Novartis AG                        110         160,620
   Schweizerischer Bankverein         311          92,824
   ABB LTD<F*>                        324          30,533
                                             ------------
                                                  707,790
                                             ------------
 TOTAL COMMON STOCK (98.70%)
   (AMORTIZED COST $8,837,319)               $ 11,269,667
                                             ------------

---------------------------------------------------------
                                               MARKET
 RIGHTS                           SHARES        VALUE
---------------------------------------------------------
 Rights (0.02%)
   Fortis AG CVG                      231           1,315
                                             ------------
 TOTAL RIGHTS (0.02%)
   (AMORTIZED COST $1,698)                          1,315
                                             ------------

--------------------------------------------------------
                                               MARKET
 WARRANTS                         SHARES       VALUE
--------------------------------------------------------
 Warrants (0.00%)
   Compangie Gen de Eaux
     WT 2001
     Expiring 2001<F*>                300            804
   Wharf Holdings WT 12/99
     Expiring 12/99<F*>               200            186
                                            ------------
 TOTAL WARRANTS (0.00%)
   (AMORTIZED COST $231)                             990
                                            ------------
 TOTAL INVESTMENTS (98.72%)
   (AMORTIZED COST $8,839,383)                11,271,972

   Other Net Assets (1.28%)                      146,084
                                            ------------

 TOTAL NET ASSETS (100.00%)                 $ 11,418,056
                                            ============

 <F*> Non-income producing securities.

 See accompanying notes to the financial statements.


        GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

--------------------------------------------------------------------
 MANAGEMENT DISCUSSION
--------------------------------------------------------------------

 The Mid-Cap Fund rose 1.03% in the first half compared to an increase of 6.87% for the benchmark S&P 400 Index. The story of the past 18 months did not change in the first quarter for capitalization segments below the very largest companies. As an example of how investors have shunned companies within this market segment, nine of the eleven industry groups the S&P 400 declined in the first quarter (5 of them greater than 10%) whereas nine of the same eleven groups in the S&P 500 rose. With the exception of the energy sector, which saw nearly every stock in the group recover meaningfully from their distressed levels, stock performance was driven by a company's ability to report extreme news. The oil drillers Diamond Offshore and R&B Falcon rose 34% and 14%, respectively. However, investors appeared to want no part of medium-size capitalization companies. At this time, the same can be said for value strategies.

 The long anticipated broad market rebound was impressive in the second quarter. The Mid-Cap Fund rose a strong 11.1% in the second quarter, although did not keep pace with a surging S&P 400 Index, which rose 14.2%. Recovering global commodities and stabilization of commodity prices sparked a rally in value and smaller capitalization stocks. In sharp contrast to the first quarter, ten of eleven economic sectors rose in the second quarter, many in double-digits. The capital goods and technology sectors led rally with 25% and 24% increases, respectively. Despite the show of strength in value sectors like basic materials and capital goods, growth investing proved not to be dead, just confined to fewer industries. For example, select computer and telecommunication groups remained strong. While investors' outright rejection of smaller capitalization stocks has subsided for now, the tolerance for any actual or perceived deterioration in a company's near-term prospect is negligible. The best performing sector in the Mid-Cap Fund was again energy. The second quarter highlight was the performance of two biotech companies, Immunex and IDEC Pharmaceuticals, each rising more than 50% on news that their new drugs are experiencing blockbuster sales.

--------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------

                   [Mid-Cap Equity Fund Graph]

 [FN]
 <F*> On January 1, 1997 Conning Asset Management Company assumed portfolio management duties from the former sub-advisor of the fund, Provident Capital Managment, Inc. On January 1, 1997 the fund also changed its investment objective to be one which seeks sustained growth of capital by investing primarily in common stocks of United States-based publicly traded companies with medium market capitalizations, as defined by the S & P Mid Cap 400 Index.

--------------------------------------------------------------------
 ANNUAL RETURNS
--------------------------------------------------------------------

PERIODS ENDED JUNE 30, 1999                                 PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
Annual Returns                                                (4.90%)       14.73%        13.15%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

         Past performance is no assurance of future results.

        GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

--------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------

 June 30, 1999 (unaudited)

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Common stocks                           $8,107,636
     Short term securities                      689,516
                                             ----------
       Total investments                      8,797,152
   Cash                                          57,332
                                             ----------
       Total assets                           8,854,484
                                             ----------
 LIABILITIES:
   Payable to Conning Asset Management
    Company                                       3,796
   Payable to General American Life
    Insurance Company                               690
   Payable to broker                             79,467
                                             ----------
       Total liabilities                         83,953
                                             ----------
         Total net assets                    $8,770,531
                                             ==========

 TOTAL SHARES OF CAPITAL STOCK OUTSTANDING      399,187

 Net asset value per share (Total net
  assets divided by total shares of capital
  stock outstanding)                         $    21.97

 TOTAL AMORTIZED COST OF INVESTMENTS         $7,306,205

--------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------

 For the six months ended June 30, 1999 (unaudited)

 INVESTMENT INCOME:
   Dividends                                 $  19,242
   Interest                                      8,955
                                             ---------
     Total investment income                    28,197
                                             ---------
 EXPENSES:
   Investment management charge                 21,925
   Administrative charge                         3,986
                                             ---------
     Total expenses                             25,911
                                             ---------
       Net investment income                     2,286
                                             ---------
 NET REALIZED LOSS ON INVESTMENTS:
   Net realized (loss) on investments         (182,725)
                                             ---------
 NET UNREALIZED GAIN ON INVESTMENTS:
   Net unrealized gain on investments          256,786
                                             ---------
 NET INCREASE IN NET ASSETS FROM OPERATIONS  $  76,347
                                             =========

---------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

                                                                SIX MONTHS              YEAR ENDED
                                                               ENDED JUNE 30            DECEMBER 31
                                                               -------------            -----------
                                                                 1999<F*>                  1998
                                                               -------------            -----------
 Operations:
     Net investment income                                      $    2,286              $    9,770
     Net realized gain (loss) on investments                      (182,725)                241,176
     Net unrealized gain (loss) on investments                     256,786                (463,606)
                                                                ----------              ----------
         Net increase (decrease) in net assets from
           operations                                               76,347                (212,660)
     Capital share transactions                                    161,271               1,893,463
                                                                ----------              ----------
         Net increase in net assets                                237,618               1,680,803
     Net assets, beginning of year                               8,532,913               6,852,110
                                                                ----------              ----------
 Net assets, end of period                                      $8,770,531              $8,532,913
                                                                ==========              ==========

<F*>Unaudited

 See accompanying notes to the financial statements.

      GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND<F*>

--------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                   JUNE 30                          YEAR ENDED DECEMBER 31
                                                 ------------       ------------------------------------------------------
                                                  1999<F**>             1998            1997          1996          1995
                                                 ------------       ------------       -------       -------       -------
 Net asset value, beginning of year <F1>           $ 21.75            $ 22.07          $ 16.42       $ 13.74       $ 11.35
                                                   -------            -------          -------       -------       -------
 Income from operations:
 Net investment income                                0.01               0.03             0.16          0.15          0.05
 Net realized and unrealized gain (loss)
   on investments                                     0.21              (0.35)            5.49          2.53          2.34
                                                   -------            -------          -------       -------       -------
 Net increase (decrease) in asset value
   per share                                          0.22              (0.32)            5.65          2.68          2.39
                                                   -------            -------          -------       -------       -------
 Net asset value, end of period                    $ 21.97            $ 21.75          $ 22.07       $ 16.42       $ 13.74
                                                   =======            =======          =======       =======       =======

 Total return <F2>                                   1.03%             (1.48%)          34.46%        19.46%        21.09%

 Net assets, end of period (in thousands)          $ 8,771            $ 8,533          $ 6,852       $ 4,120       $ 4,260
 Ratio of expenses to average net assets <F3>        0.63%              0.65%            0.65%         0.65%         0.65%
 Ratio of net investment income to average
   net assets <F3>                                   0.06%              0.13%            0.81%         1.02%         0.75%
 Portfolio turnover rate                            15.12%             33.53%           62.22%        56.31%        28.48%

                                                                     FEBRUARY 16
                                                 YEAR ENDED         (INCEPTION) TO
                                                 DECEMBER 31         DECEMBER 31
                                                 -----------        --------------
                                                     1994                1993
                                                 -----------        --------------
 Net asset value, beginning of year <F1>           $ 11.44              $ 10.00
                                                   -------              -------
 Income from operations:
 Net investment income                                0.10                 0.06
 Net realized and unrealized gain on
   investments                                       (0.19)                1.38
                                                   -------              -------
 Net increase in asset value per share               (0.09)                1.44
                                                   -------              -------
 Net asset value, end of year                      $ 11.35              $ 11.44
                                                   =======              =======

 Total return <F2>                                  (0.83%)              14.44%

 Net assets, end of year (in thousands)            $ 3,279              $ 1,998
 Ratio of expenses to average net
   assets <F3><F*>                                   0.65%                0.64%

 Ratio of net investment income to average
   net assets <F3>                                   0.85%                0.64%
 Portfolio turnover rate                            29.48%               22.64%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> Total return is not annualized for the eleven months ended December 31,
 1993. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.
 <F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

 <F*> Name and investment objective changed from the Special Equity Fund effective January 1, 1997. In addition, Conning Asset Management Company took over the asset management of the Mid-Cap Equity Fund. The investment objective is long term capital appreciation, which it pursues through investment primarily in common stocks of US-based publicly traded companies with medium market capitalizations.
 <F**> Unaudited

 See accompanying notes to the financial statements.

        GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                               MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Air Transport (1.08%)
   America West Holdings
     Corp.-B<F*>                    5,000    $     94,375
                                             ------------
 Business Machines (11.72%)
   Gateway Inc.<F*>                 1,800         106,200
   Lexmark International
     Group<F*>                      4,000         264,248
   Plantronics<F*>                  3,280         213,610
   Quantum Corp.<F*>                5,200         125,450
   Synposys Inc.<F*>                3,000         165,561
   Tech Data Corp.<F*>              4,000         153,000
                                             ------------
                                                1,028,069
                                             ------------
 Business Services (11.91%)
   BMC Software Inc.<F*>            4,000         216,000
   CSG Systems International<F*>   10,000         261,870
   Expeditors International Of
   Washington, Inc.                 9,900         269,775
   Intermedia Communications
     Inc.<F*>                       7,000         210,000
   Networks Associates              5,900          86,653
                                             ------------
                                                1,044,298
                                             ------------
 Chemicals (1.56%)
   Crompton & Knowles Corp.         7,000         136,934
                                             ------------
 Commercial Banking (6.14%)
   Commerce Bancorp<F*>             3,650         156,037
   First Tennessee National
     Corp.                          3,400         130,260
   Firstar Corporation              9,000         252,000
                                             ------------
                                                  538,297
                                             ------------
 Consumer Durables (4.31%)
   Furniture Brands Interna-
     tional<F*>                     7,500         209,063
   Lennar Corp.                     7,055         169,320
                                             ------------
                                                  378,383
                                             ------------
 Domestic Oil (3.21%)
   Basin Exploration Inc.<F*>       6,000         120,372
   R & B Falcon Corp.<F*>          10,100          94,688
   Range Resources Corp.           10,874          66,603
                                             ------------
                                                  281,663
                                             ------------
 Drugs & Medicines (11.14%)
   Beckman Instruments              2,310         112,324
   Express Scripts Inc.<F*>         3,200         192,598
   IDEC Pharmaceuticals
     Corp.<F*>                      4,000         308,248
   Immunex Corp.<F*>                2,000         254,874
   Total Renal Care Holdings<F*>    7,000         108,934
                                             ------------
                                                  976,978
                                             ------------
 Electronics (4.18%)
   Dallas Semiconductor Corp.       5,700         287,850
   Globalstar Telecommunications
     Ltd.<F*>                       3,400          78,836
                                             ------------
                                                  366,686
                                             ------------
 Energy & Utilities (0.95%)
   CMS Energy Corp.                 2,000          83,750
                                             ------------
 Finance (Non - Banking) (2.85%)
   Affiliated Managers Group<F*>    4,500         135,841
   Charter One Financial Inc.       4,109         114,280
                                             ------------
                                                  250,121
                                             ------------
 Food & Agriculture (4.15%)
   The Earthgrains Co.              6,000         154,872
   Suiza Foods Corp.<F*>            5,000         209,375
                                             ------------
                                                  364,247
                                             ------------

 Industrial Miscellaneous (1.62%)
   Diamond Offshore Drilling
     Inc.                           5,000         141,875
                                             ------------
 Insurance (6.14%)
   Enhance Financial Services
     Group                          6,000         118,500
   Horace Mann                      5,000         135,935
   Radian Group                     2,600         126,911
   ESG Re Ltd.<F*>                 10,500         157,500
                                             ------------
                                                  538,846
                                             ------------
 Media (3.82%)
   Adelphia Communications Class
     A<F*>                          3,000         190,875
   Primedia Inc.<F*>                8,500         143,965
                                             ------------
                                                  334,840
                                             ------------
 Miscellaneous & Conglomerates
  (1.38%)
   Pinnacle West Capital            3,000         120,750
                                             ------------
 Non-Ferrous Metals (1.41%)
   Tredegar Industries Inc.         5,700         123,975
                                             ------------
 Paper & Forest Products (2.19%)
   Pentair Inc.                     4,200         192,150
                                             ------------
 Retail (7.95%)
   Ethan Allen Interiors            5,550         209,513
   Kroger Co.<F*>                   8,000         223,496
   Zale Corp.<F*>                   6,600         264,000
                                             ------------
                                                  697,009
                                             ------------
                     (continued)

                                 44


        GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                               MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Telephone (3.33%)
   Advanced Communications
     Group<F*>                     10,000    $     99,370
   ICG Communications Inc.<F*>      7,500         160,313
   Sitel Corp.<F*>                 11,000          32,307
                                             ------------
                                                  291,990
                                             ------------
 Trucking & Freight (1.40%)
   Midwest Express Holdings         3,600         122,400
                                             ------------
 TOTAL COMMON STOCK (92.44%)
   (COST $6,616,689)                         $  8,107,636
                                             ------------

---------------------------------------------------------
                                   PAR         MARKET
 SHORT TERM SECURITIES            VALUE         VALUE
---------------------------------------------------------
 Commercial Paper (7.86%)
   Moat Funding,
    5.46%, due 7/ 9/99            400,000    $    399,516
   Frigate Funding,
    5.85%, due 7/ 1/99            290,000         290,000
                                             ------------
                                                  689,516
                                             ------------
 TOTAL SHORT TERM SECURITIES
   (7.86%) (AMORTIZED COST
   $689,516)                                      689,516
                                             ------------

 TOTAL INVESTMENTS (100.30%)
   (AMORTIZED COST $7,306,205)                  8,797,152
   Other net liabilities
     (-.30%)                                      (26,621)
                                             ------------
 TOTAL NET ASSETS (100.00%)                  $  8,770,531
                                             ============

 <F*> Non-income producing securities.

 See accompanying notes to the financial statements.

       GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

--------------------------------------------------------------------
 MANAGEMENT DISCUSSION
--------------------------------------------------------------------

 For the first quarter of 1999, the longstanding pattern of small-capitalization stocks underperformed the broader stock market continued. The pattern reversed itself, however, in the second quarter as investors in smaller companies rejoiced when the Russell 2000 Index outperformed its larger counterpart, the Standard & Poor's 500 Index, for the first time in almost two years. The small-capitalization group benefited as investors turned from large capitalization stocks and searched for companies whose shares had lagged the broader market.

 Most of the gain for small-caps stocks came from the integrated oil and energy sector which was propelled by a 12 percent rise in crude oil futures. Once again, this past quarter has shown that small-cap stock investing requires a long-term commitment.

--------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------

                  [Small-Cap Equity Fund Graph]

--------------------------------------------------------------------
 ANNUAL RETURNS
--------------------------------------------------------------------

PERIODS ENDED JUNE 30, 1999                                   PAST 1 YEAR    LIFE OF FUND<F*>
Annual Returns                                                  (8.29%)          11.53%

 <F*> The Small Cap Equity Fund began operations on May 1, 1997.

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

         Past performance is no assurance of future results.

     GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND<F*>

--------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------

 June 30, 1999 (unaudited)

 ASSETS:
   Investments, at market value:
    (see accompanying schedule)
     Common stocks                          $73,222,806
     Short term securities                      264,000
                                            -----------
       Total investments                     73,486,806
   Dividends receivable                          66,792
                                            -----------
       Total assets                          73,553,598
                                            -----------
 LIABILITIES:
   Bank overdraft                                23,377
   Payable to Conning Asset Management
    Company                                       2,897
   Payable to General American Life
    Insurance Company                            14,487
                                            -----------
       Total liabilities                         40,761
                                            -----------
         Total net assets                   $73,512,837
                                            ===========

 TOTAL SHARES OF CAPITAL STOCK OUTSTANDING    1,575,715

 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)                $     46.65

 TOTAL AMORTIZED COST OF INVESTMENTS        $62,923,725

--------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------

 For the six months ended June 30, 1999 (unaudited)

 INVESTMENT INCOME:
   Dividends                                $  420,273
   Interest                                      6,516
                                            ----------
     Total investment income                   426,789
                                            ----------
 EXPENSES:
   Investment management charge                 84,274
   Administrative charge                        16,855
                                            ----------
     Total expenses                            101,129
                                            ----------
       Net investment income                   325,660
                                            ----------
 NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments          1,611,586
                                            ----------
 NET UNREALIZED GAIN ON INVESTMENTS:
   Net unrealized gain on investments        3,009,407
                                            ----------
 NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                $4,946,653
                                            ==========

--------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------
                                                                  SIX MONTHS                YEAR ENDED
                                                                ENDED JUNE 30              DECEMBER 31
                                                               ----------------            ------------
                                                                  1999<F***>                   1998
                                                               ----------------            ------------
 Operations:
     Net investment income                                       $   325,660               $    586,668
     Net realized gain on investments                              1,611,586                  2,415,099
     Net unrealized gain (loss) on investments                     3,009,407                (10,899,956)
                                                                 -----------               ------------
         Net increase (decrease) in net assets from
           operations                                              4,946,653                 (7,898,189)
     Capital share transactions                                   (4,427,320)                 3,246,171
                                                                 -----------               ------------
         Net increase (decrease) in net assets                       519,333                 (4,652,018)
     Net assets, beginning of period<F**>                         72,993,504                 77,645,522
                                                                 -----------               ------------
 Net assets, end of period                                       $73,512,837               $ 72,993,504
                                                                 ===========               ============

 <F*>  Small-Cap Equity Fund began operations May 1, 1997.
 <F**> On May 1, 1997, the assets of General American Separate Account No. 20 were exchanged for shares in the Small-Cap Equity Fund. The net assets, beginning of period, are equal to the market value of the net assets transferred on April 30, 1997. In exchange for the net assets transferred, 1,477,554 shares of the Small-Cap Equity Fund were issued to the General American Separate No. 20.
 <F***> Unaudited

 See accompanying notes to the financial statements.

                                 47

     GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND<F*>

-------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS                              EIGHT MONTHS
                                                                 ENDED            YEAR ENDED              ENDED
                                                                JUNE 30           DECEMBER 31          DECEMBER 31
                                                               ----------         -----------          ------------
                                                               1999<F**>              1998                 1997
                                                               ----------         -----------          ------------
 Net asset value, beginning of year <F1>                        $ 43.55             $ 48.27              $ 36.84
                                                                -------             -------              -------
 Income from operations:
 Net investment income                                             0.20                0.35                 0.29
 Net realized and unrealized gain (loss) on investments            2.90               (5.07)               11.14
                                                                -------             -------              -------
 Net increase (decrease) in asset value per share                  3.10               (4.72)               11.43
                                                                -------             -------              -------
 Net asset value, end of period                                 $ 46.65             $ 43.55              $ 48.27
                                                                =======             =======              =======

 Total return <F2>                                                7.12%              (9.78%)              31.03%

 Net assets, end of period (in thousands)                       $73,513             $72,994              $77,646
 Ratio of expenses to average net assets <F3>                     0.29%               0.30%                0.30%
 Ratio of net investment income to average net
   assets <F3>                                                    0.94%               0.76%                0.97%
 Portfolio turnover rate                                          6.20%              18.77%               24.47%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> Total return is not annualized for the eight months ended December 31,
 1997. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.
 <F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

 <F*> Small-Cap Equity Fund began operations May 1, 1997.
 <F**> Unaudited

 See accompanying notes to the financial statements.

       GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                               MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Aerospace & Military Technology (2.71%)
   Aviall Inc<F*>                  39,900    $    750,598
   Edo Corp.                       10,700          77,575
   Fairchild Corp.<F*>             41,674         531,344
   Hexcel Corp.<F*>                14,517         146,985
   Transtechnology Corp.           10,900         214,588
   United Industrial Corp.         24,300         268,807
                                             ------------
                                                1,989,897
                                             ------------
 Air Transport (1.36%)
   Continental Airlines<F*>        26,200         995,600
   World Corp.<F*>                 27,300           2,184
                                             ------------
                                                  997,784
                                             ------------
 Apparel (2.74%)
   Chic By HIS Inc.<F*>            19,000          48,678
   Dyersburg Corp.                 27,200          34,000
   Galey & Lord Inc.<F*>           22,600          98,875
   Genesco Inc.<F*>                48,500         706,256
   Johnson Industries Inc.         20,500          43,563
   Pillowtex Corp.                 22,700         370,282
   Salant Corp.<F*>                   914           5,713
   Shelby Williams                 18,500         305,250
   Syms Corp.<F*>                  35,500         288,438
   Texfi Industries<F*>            15,900           1,908
   Tultex Corp.<F*>                57,400          43,050
   Worldtex Inc.<F*>               28,310          67,236
                                             ------------
                                                2,013,249
                                             ------------
 Business Machines (2.03%)
   Applied Magnetics Corp.<F*>     43,385         132,844
   EA Industries Inc.<F*>           4,150             415
   ECC International<F*>           10,725          42,224
   Environmental Elements
     Corp.<F*>                      5,600          18,547
   Esterline Technologies
     Corp.<F*>                     27,500         395,313
   Gleason Corp.                   22,100         371,545
   Monarch Machine Tool Co.         6,400          56,397
   Nashua Corp.<F*>                12,100         119,488
   Par Technology<F*>              14,900         109,888
   Publicard Inc.<F*>              12,600         128,356
   QMS Inc.<F*>                    20,700         113,850
                                             ------------
                                                1,488,867
                                             ------------
 Business Services (7.79%)
   Allerion Inc.<F*>               14,600              73
   Bush Industries                 19,250         320,031
   Computer Task Group             41,900         712,300
   Datapoint<F*>                   16,500          12,887
   Dycom Industries<F*>            27,300       1,528,800
   E4L Inc.<F*>                    28,400         204,111
   Hospital Staffing
     Services<F*>                   3,200             202
   ITT Educational Services
     Inc.<F*>                      56,250       1,465,987
   Intelogic Trace Inc.<F*>         2,250              11
   Rightchoice Managed Care<F*>     5,700          65,191
   TRC Companies Inc.<F*>           2,200          13,475
   URS Corp.<F*>                   14,742         432,118
   Wackenhut Corp-Class A          20,100         597,974
   Wackenhut Corp-Class B          15,718         377,232
                                             ------------
                                                5,730,392
                                             ------------
 Chemicals (2.04%)
   LSB Industries Inc.              5,900           8,850
   Oil-Dri Corp.                   14,500         232,000
   Whittaker Corp.<F*>             17,500         490,000
   Wynn's International Inc.       41,605         767,071
                                             ------------
                                                1,497,921
                                             ------------

 Commercial Banking (2.49%)
   American Banknote Corp.<F*>     37,200          11,606
   First Banks America Inc.<F*>     3,500          63,655
   Firstfed Financial<F*>          43,500         837,375
   Oriental Financial Group        27,500         663,438
   Sterling Bancorp                13,400         254,600
   Unionfed Financial Corp.<F*>       440               0
   Wachovia Corp.                       0              17
                                             ------------
                                                1,830,691
                                             ------------
 Construction (8.41%)
   Amre Inc.<F*>                   14,400              29
   Beazer Homes USA Inc.<F*>       19,200         445,190
   Berlitz International<F*>       20,600         378,525
   Cavalier Homes Inc.             21,812         178,575
   Congoleum Corp.<F*>              7,900          56,777
   Corrpro Companies Inc.<F*>      19,000         163,875
   Elcor Corp.                     27,350       1,194,839
   Giant Group Ltd.<F*>             9,850          73,254
   ICF Kaiser International<F*>     9,600           3,600
   International Aluminum Corp.     9,300         256,327
   MDC Holings Inc.                39,400         847,100
   M/I Schottenstein Homes Inc.    18,400         339,241
   Nortek<F*>                      26,600         832,899
   Puerto Rican Cement Co. Inc.    12,300         408,200
   Robertson Ceco Corp.<F*>        32,500         320,938
   Terex Corp.<F*>                 21,800         663,527
   Washington Homes Inc.<F*>        2,700          17,380
                                             ------------
                                                6,180,276
                                             ------------
 Consumer Durables (4.30%)
   Craig Corp.<F*>                  8,000          56,496
   Crown Crafts Inc.               16,400          71,750
   Oneida Ltd                      34,719         976,471
                      (continued)

                                 49


       GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                               MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Consumer Durables (continued)
   Royal Appliance Mfg Co.<F*>     46,500    $    322,571
   SL Industries Inc.              11,908         151,827
   Starrett LS                     14,800         397,750
   TCC Industries Inc.<F*>          5,500             110
   Thomas Industries               31,550         646,775
   Windmere<F*>                    32,000         540,000
                                             ------------
                                                3,163,750
                                             ------------
 Domestic Oil (4.80%)
   Cross Timbers Royalty Trust     11,400         115,425
   Frontier Oil Corp.<F*>          52,900         360,355
   Furon Co.                       35,800         680,200
   Getty Realty Corp.              24,700         355,063
   Giant Industries                23,200         230,538
   Goodrich Petroleum Corp.<F*>     2,637           2,471
   HS Resources Inc.<F*>           21,400         315,650
   Kaneb Services<F*>              64,400         273,700
   RPC Energy Services Inc.        55,100         482,125
   Swift Energy Co.<F*>            14,577         155,784
   Tokheim Corp.<F*>               15,400         176,130
   Unit Corp.<F*>                  40,600         329,875
   Wiser Oil Co.                   17,400          57,629
                                             ------------
                                                3,534,945
                                             ------------
 Drugs & Medicines (2.92%)
   Advocat Inc.<F*>                10,000          19,370
   Comprehensive Care<F*>           4,100           2,304
   Cooper Co. Inc.                 24,200         603,475
   GRC International<F*>           17,500         148,750
   Graham Field Health
     Products<F*>                  25,230          37,845
   Maxxim Medical<F*>              16,900         393,973
   Molecular Biosystems<F*>        23,300          56,782
   OEC Medical Systems<F*>         26,100         639,450
   PHP Healthcare Corp.<F*>        20,500           1,230
   Pharmaceutical Resources<F*>    28,400         246,711
                                             ------------
                                                2,149,890
                                             ------------
 Electronics (6.38%)
   American Precision
     Industries<F*>                13,500         145,125
   Bell Industries Inc.            16,712          74,151
   CTS Corp.                       33,752       2,362,640
   Chyron Corp.<F*>                52,100          87,893
   Daniel Industries Inc.          24,700         527,963
   Esco Electronics Corp.<F*>      21,700         278,020
   Kollmorgen Corp.                19,000         285,000
   Rex Stores Corp.<F*>            18,600         554,503
   Sparton<F*>                     14,200          85,200
   Tech-Sym<F*>                    12,300         292,125
                                             ------------
                                                4,692,620
                                             ------------
 Energy & Utilities (1.72%)
   Aquarion Company                20,850         724,537
   Cascade Natural Gas Corp.       18,300         347,700
   Compania Boliviana
     Energia<F*>                    3,900         166,725
   Pittston Minerals Group         16,300          26,488
                                             ------------
                                                1,265,450
                                             ------------
 Energy Raw Materials (0.80%)
   Martech USA Inc.<F*>             3,000               0
   Wilshire Oil Co. Of
     Texas<F*>                     11,592          49,266
   Zapata Corp.                    63,140         536,690
                                             ------------
                                                  585,956
                                             ------------

 Finance (Non-Banking) (5.20%)
   Advest Group                    17,600         350,891
   Atlanta Sosnoff Capital         17,200         160,166
   Bluegreen Corp.<F*>             39,648         213,108
   DVI<F*>                         14,100         241,463
   Duff & Phelps Credit Rating     12,000         802,500
   First Republic Bank<F*>         15,760         456,047
   Hallwood<F*>                     3,700          70,992
   National Discount Brokers
     Group<F*>                     26,300       1,525,400
   Rodman & Renshaw Capital
     Group<F*>                      1,637               2
                                             ------------
                                                3,820,569
                                             ------------
 Food & Agriculture (6.83%)
   CKE Restaurants Inc.            70,371       1,143,529
   Chock Full O Nuts Co.<F*>       20,914         218,279
   Cooker Restaurant Corp.         14,000          77,868
   Foodmaker Inc.<F*>              79,400       2,252,975
   Orange Co<F*>                   19,700         107,109
   RLI Corp.                       19,737         764,809
   Super Food Services Inc.<F*>    10,100         155,288
   TCBY Enterprises                49,700         301,281
                                             ------------
                                                5,021,138
                                             ------------
 Gold (0.00%)
   Empire Gold Inc.<F*>             3,500              70
                                             ------------
 Industrial Miscellaneous (0.40%)
   IT Group Inc.<F*>               18,321         294,272
                                             ------------
 Insurance (3.70%)
   Acceptance Insurance Co.<F*>    21,028         316,724
   Fidelity National Financial
     Inc.                          40,033         840,692
   Hilb, Rogal And Hamilton Co.    30,900         691,388
   MMI Companies Inc.              17,800         300,375
   Stewart Info Services           27,000         570,375
                                             ------------
                                                2,719,554
                                             ------------
                     (continued)

                                50


       GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                               MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Media (1.81%)
   Playboy Enterprises<F*>         10,100         237,350
   Playboy Enterprises 'B'<F*>     41,200       1,094,354
                                             ------------
                                                1,331,704
                                             ------------
 Miscellaneous Finance (0.12%)
   Stifel Financial                 9,264          86,266
                                             ------------
 Motor Vehicles (1.12%)
   Coachmen Industries Inc.        30,800         716,100
   Lamson & Sessions Co.<F*>       18,000         108,000
                                             ------------
                                                  824,100
                                             ------------
 Non-Durables & Entertainment
  (0.39%)
   General Housewares Corp.         7,200         139,947
   John Q Hammons Hotels<F*>       12,300          51,500
   J. Alexanders Corp.<F*>          7,300          28,740
   Tandycrafts Inc.<F*>            18,800          68,150
                                             ------------
                                                  288,337
                                             ------------
 Non-Ferrous Metals (1.65%)
   Ekco Group Inc.<F*>             31,900         119,625
   Nord Resources Corp.<F*>        29,100          16,354
   RTI International Metals<F*>    30,400         446,485
   Tremont Corp.                   15,400         331,100
   United Park City Mines
     Co.<F*>                        6,340         204,465
   Zemex Corp.<F*>                 14,588          92,079
                                             ------------
                                                1,210,108
                                             ------------
 Paper & Forest Products (0.80%)
   Chesapeake Utilities Corp.       7,900         146,640
   Republic Group Inc.             24,729         445,122
                                             ------------
                                                  591,762
                                             ------------
 Producer Goods (9.30%)
   Acme Electric Corp.<F*>          9,553          51,940
   Aeroflex<F*>                    24,985         493,454
   Allied Products Corp.           26,550          76,331
   Ameron International             8,700         383,888
   Ampco-Pittsburgh Corp.          18,900         242,147
   Artra Group Inc.<F*>            12,000         162,000
   Bairnco Corp.                   20,100         150,750
   Brown & Sharpe Mfg. Co.<F*>      8,700          47,302
   CCX Corp.<F*>                    2,400               2
   Chase Industries Inc.<F*>       30,000         253,110
   Coastcast<F*>                   17,700         225,675
   Fansteel Inc.<F*>                9,600          52,800
   Genrad Inc.<F*>                 39,500         822,073
   Hughes Supply Inc.              19,250         571,475
   Insteel Industries              14,400         129,600
   Katy Inds Inc.                  18,900         245,700
   Mestek Inc.<F*>                 18,600         409,200
   National-Standard Co.<F*>        4,700          22,913
   SPS Technologies Inc.<F*>       23,500         881,250
   Scotsman Industries             17,200         370,866
   Sequa Corp.<F*>                  7,600         543,400
   Spartech Corp.                  18,200         575,575
   Twin Disc Inc.                   6,400         128,397
                                             ------------
                                                6,839,848
                                             ------------
 Railroads & Shipping (1.48%)
   Sea Containers Ltd.              6,100         205,113
   Sea Containers Ltd.-Class A     23,270         780,987
   Todd Shipyards Corp.<F*>        14,300          98,313
                                             ------------
                                                1,084,413
                                             ------------
 Real Estate (0.23%)
   Amrep Corp.<F*>                 14,200          80,755
   Deltona Corp.<F*>                5,600           2,800
   Grubb & Ellis Co.<F*>           16,600          83,000
                                             ------------
                                                  166,555
                                             ------------

 Retail (6.60%)
   Catalina Lighting Inc.<F*>       4,200          21,000
   Chart House Enterprises<F*>     15,600         116,017
   Cole National Corp.<F*>         19,300         153,184
   Kenneth Cole
     Productions-A<F*>             27,300         760,988
   Converse Inc.<F*>               32,400         117,450
   Gottschalks Inc.<F*>            11,700         106,763
   Intertan Inc.<F*>               20,600         422,300
   Jo-Ann Stores Inc.-Class
     A<F*>                         19,000         285,000
   Luria & Son<F*>                    300               3
   Morgan Products<F*>             12,300          46,888
   Mortons Restaurant Group<F*>    13,400         255,431
   O'Sullivan Industries<F*>       34,500         586,500
   Piccadilly Cafeterias Inc.      21,400         177,877
   Rowe Furniture Corp.            28,200         294,322
   Sizzler International
     Inc.<F*>                      54,100         121,725
   Sport Supply Group Inc.<F*>     12,800         129,600
   Tyler Technologies<F*>          38,600         265,375
   Uno Restaurant Corp.<F*>        22,350         209,531
   Watsco Inc.                     28,325         463,822
   World Fuel Services Corp.       21,325         314,544
                                             ------------
                                                4,848,320
                                             ------------
 Soaps & Cosmetics (0.01%)
   Scott's Liquid Gold Inc.         3,100           5,617
                                             ------------
 Steel (2.27%)
   Huntco Inc.                     10,300          30,900
   Keystone Consolidated
     Industries<F*>                10,500          69,563
   NS Group Inc.<F*>               26,800         247,900
                   (continued)

                                 51


       GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

--------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------

---------------------------------------------------------
                                               MARKET
 COMMON STOCK                     SHARES        VALUE
---------------------------------------------------------
 Steel (continued)
   Reliance Steel & Aluminum       33,900    $  1,322,100
                                             ------------
                                                1,670,463
                                             ------------
 Telephone (0.02%)
   Intellicall Inc.<F*>            13,515          16,894
                                             ------------
 Tobacco (1.31%)
   Brooke Group Ltd.               36,600         855,525
   Standard Commercial Corp.       18,444         108,359
                                             ------------
                                                  963,884
                                             ------------
 Travel & Recreation (0.38%)
   Jackpot Enterprises<F*>         18,019         153,161
   K2 Inc.                              1               9
   PS Group Holdings Inc.          11,500         125,776
                                             ------------
                                                  278,946
                                             ------------
 Trucking & Freight (0.37%)
   International Shipholding       12,825         184,359
   Matlack Systems Inc.<F*>        16,900          88,725
                                             ------------
                                                  273,084
                                             ------------
 Utilities, Electrical & Gas
  (5.12%)
   American States Water
     Company                       16,400         465,350
   Bangor Hydro Electric           14,900         240,263
   Central Vermont Public
     Service                       23,400         299,801
   Chart Industries                43,225         340,396
   Green Mountain Power Corp.       8,500          95,625
   Nui Corp.                       19,000         475,000
   North Carolina Natural Gas      19,750         672,725
   St. Joseph Light & Power        17,000         349,554
   TNP Enterprises Inc.            22,800         826,500
                                             ------------
                                                3,765,214
                                             ------------
 TOTAL COMMON STOCK (99.60%)
   (COST $62,659,725)                       $  73,222,806
                                             ------------

---------------------------------------------------------
                                   PAR         MARKET
 RIGHTS                           VALUE         VALUE
---------------------------------------------------------
 Contingent Rights
   Hills Store Contingent Value
     Rights                        14,300    $          0
   Wahlco Contingent Litigation
     Rights                         1,100               0
                                             ------------
                                                        0
                                             ------------
 TOTAL CONTINGENT RIGHTS (0.00%)
   (AMORTIZED COST $0)                                  0
                                             ------------

---------------------------------------------------------
                                   PAR         MARKET
 SHORT TERM SECURITIES            VALUE         VALUE
---------------------------------------------------------
 Commercial Paper (0.36%)
   Check Point Charlie, 5.86%,
     due 7/1/1999                 264,000         264,000
                                             ------------
 TOTAL SHORT TERM SECURITIES
   (0.36%) (AMORTIZED COST
   $264,000)                                      264,000
                                             ------------

 TOTAL INVESTMENTS (99.96%)
   (AMORTIZED COST $62,923,725)                73,486,806

   Other net assets (0.04%)                        26,031
                                             ------------

 TOTAL NET ASSETS (100.00%)                  $ 73,512,837
                                             ============

 <F*> Non-income producing securities.

See accompanying notes to the financial statements.

                  GENERAL AMERICAN CAPITAL COMPANY
                   NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1999

NOTE 1--ORGANIZATION

General American Capital Company (the Company), commenced operations on October 1, 1987, and is registered under the Investment Company Act of 1940 as amended, as an open-end diversified management investment company. The Company offers to its shareholders eight separate investment funds (the Funds) which operate as distinct investment vehicles. These are the S & P 500 Index Fund, Money Market Fund, Bond Index Fund, Managed Equity Fund, Asset Allocation Fund, International Index Fund, Mid-Cap Equity Fund and Small-Cap Equity Fund. The International Index and Mid-Cap Equity Funds began operations on February 16, 1993. The Small-Cap Equity Fund began operations on May 1, 1997. As of June 30, 1999, the Company sells its shares to separate accounts established by General American Life Insurance Company (General American), RGA Reinsurance Company (RGA) a wholly owned subsidiary of Reinsurance Group of America, Inc., which is a majority owned subsidiary of General American, Security Equity Life Insurance Company (Security Equity), Cova Financial Services Life Insurance Company, Cova Financial Life Insurance, and First Cova Financial Life Insurance Company, wholly owned subsidiaries of General American Life Insurance Company.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENTS:
   Common stocks of domestic companies are valued based on the closing sale price on the New York Stock Exchange for securities traded on that exchange, and for securities not so traded, at the last bid price of over-the-counter market quotations as of the close of business on June 30. Common stocks of foreign companies are valued based on the closing sale price on the primary exchange for which the security is listed. The market values for bonds and short term securities with maturities of 60 days or more at date of valuation are determined daily by an independent pricing service based on current market conditions. Short term securities with maturities of less than 60 days at date of valuation are valued at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS:
   Short-term investments include repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the underlying U.S. Government securities at a mutually agreed upon time and price.

C. FOREIGN CURRENCY TRANSLATIONS:
   Securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated into U.S. dollars based upon the prevailing exchange rate on the respective dates of the transactions.

   In accordance with Statement of Position (SOP) 93-4, "Foreign Currency Accounting and Financial Statement Presentation for Investment Companies," reported net realized gains or losses from foreign currency transactions arise from sales of portfolio securities and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent actually received or paid. Reported net unrealized gains and losses from foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities at June 30, resulting from changes in the exchange rate.

D. DERIVATIVE FINANCIAL INSTRUMENTS:
   A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

   The Capital Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Company's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accord-ingly, except when taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. The Capital Company's utilization of derivative financial instruments is substantially limited to the use of forward exchange contracts to hedge foreign currency transactions, interest rate futures contracts to manage interest rate risk and S&P 500 Index futures contracts to manage performance.

   Forward Foreign Currency Contracts:
   The International Index Fund enters into forward exchange contracts to hedge foreign currency transactions and not to engage in currency speculation. The Fund's forward exchange contracts do not subject the company to risk from exchange rate movements because gains and losses on such contracts offset losses and gains, respectively, on the assets being hedged. At June 30, the Company had no open foreign currency exchange contracts that obligate it to receive or deliver currency at specified future dates. The forward exchange contracts generally require the Company to exchange U.S. dollars for foreign currencies at maturity, at rates agreed to at inception of the contracts. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. If the counterparties to the exchange contracts (primarily AA rated international banks) do not fulfill their obligations to deliver the contracted currencies, the Company could be at risk for any currency related fluctuations.

   Futures Contracts:
   A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company generally invests in futures on U. S. Treasury Bonds and the S&P 500 Index and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Company maintains, in a segregated account with a custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the custodian based upon changes in the value of the contract (the variation margin). U. S. Treasury Bond futures contracts are entered into in the Asset Allocation Fund to hedge market price risks of fixed-rate bonds. S&P 500 Index futures contracts are entered into in the S & P 500 Index Fund to manage and more closely track the performance of the S&P 500 Index.

   At June 30, 1999, the Company had no open U. S. Treasury Bond futures contracts.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
   Investment transactions are recorded on a trade date basis (date the order to buy or sell is executed). Dividends are recognized as income on the ex-dividend date while interest income and amortization of premium and dis-count are recorded on an accrual basis.

F. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS:
   No provision for Federal income taxes is necessary because each Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized gains to its shareholders. At June 30, 1999, the Bond Index Fund had an accumulated capital loss carryforward for tax purposes of $1,885,188. Of this amount, $1,702,838 and $182,350 will expire on December 31, 2002, and 2003 respectively.

G. CONSENT DIVIDENDS:
   The Funds follow the accounting practice known as consent dividending, whereby substantially all of its net investment income and realized gains are treated as being distributed daily to their shareholders and are immediately reinvested in that Fund.

H. USE OF ESTIMATES:
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3--MANAGEMENT AND ADMINISTRATIVE FEES

The Company has entered into an Investment Advisory Agreement with Conning Asset Management Company (Investment Advisor) with respect to all of its Funds. Certain officers and directors of the Company are also officers and directors of the Investment Advisor. For its services to the Funds, the Investment Advisor charges a fee, which is accrued daily against each Fund. The fees charged each Fund, stated as an annual percentage of the average daily value of the net assets, are:

    S & P 500 Index Fund                            .250 Percent

    Money Market Fund                               .125 Percent

    Bond Index Fund                                 .250 Percent

    Asset Allocation Fund                           .500 Percent

    Small-Cap Equity                                .250 Percent

The fee (percentage effective March 1, 1997) charged the Managed Equity Fund is stated as a series of annual percentages of the average daily net assets of that Fund. The percentages decrease with respect to assets of the Fund above certain amounts as follows:

                                              INVESTMENT
             ASSETS                              FEE
      --------------------------------------------------
      First $10 million                          .40%
      Next $20 million                           .30%
      Balance over $30 million                   .25%

The fee charged the International Index Fund is stated as a series of annual percentages of the average daily net assets of that Fund. The percentages decrease with respect to assets of the fund above certain amounts as follows:

                                              INVESTMENT
             ASSETS                              FEE
      --------------------------------------------------
      First $10 million                          .50%
      Next $10 million                           .40%
      Balance over $20 million                   .30%

The fee charged for the Mid-Cap Equity Fund is stated as a series of annual percentages of the average daily net assets of that Fund. The percentages decrease with respect to assets of the Fund above certain amounts as follows:

                                              INVESTMENT
             ASSETS                              FEE
      --------------------------------------------------
      First $10 million                          .55%
      Next $10 million                           .45%
      Balance over $20 million                   .40%

 All operational expenses of the Company are paid by General
 American, which charges administrative fees to each Fund in return. Certain officers and directors of the Company are also officers and directors of General American, RGA, Security Equity and Cova.

 The administrative expenses are charged at an annual rate based on the average daily value of the net assets in each Fund, as follows:

    S&P 500 Index Fund                               .05 Percent

    Money Market Fund                                .08 Percent

    Bond Index Fund                                  .05 Percent

    Managed Equity Fund                              .10 Percent

    Asset Allocation Fund                            .10 Percent

    International Index Fund                         .30 Percent

    Mid-Cap Equity Fund                              .10 Percent

    Small-Cap Equity Fund                            .05 Percent

NOTE 4--INVESTMENT OBJECTIVES AND MANAGER CHANGES

Effective January 1, 1997, the International Equity Fund became the International Index Fund. The investment objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index"). The portfolio manager of the International Index Fund is Conning Asset Management Company. The total investment advisor fees were reduced as a result of the changes.

Effective January 1, 1997, the Special Equity Fund became the Mid-Cap Equity Fund. The investment objective of the Mid-Cap Equity Fund is to seek sustained growth of capital by investing primarily in common stocks of United States-based publicly traded companies with "medium market capitalizations." "Medium market capitalization companies" are those whose market capitalization falls within the range of the S&P Mid-Cap 400 at the time of the Fund's investment. The portfolio manager of Mid-Cap Equity Fund is Conning Asset Management Company and the total management fee rate remains unchanged from that of the Special Equity Fund.

Effective March 1, 1997, the portfolio manager for the Managed
Equity Fund became Conning Asset Management Company. The total investment advisor charges were reduced due to this change.

The Small-Cap Equity Fund commenced operations on May 1, 1997 subsequent to a transfer of assets from General American Life Insurance Company Separate Account No. 20, which had similar investment objectives, policies, and limitations, in exchange for shares of the Small-Cap Equity Fund. Separate Account No. 20 was not registered under the Registered Investment Company Act of 1940 and has a different fee and expense structure than the Small-Cap Equity Fund. While Separate Account No. 20 continues to exist, its assets now consist solely of shares of the Small-Cap Equity Fund. The Small-Cap Equity Fund's portfolio of investments on May 1, 1997 was the same as the portfolio of Separate Account No. 20 immediately prior to the transfer. Separate accounts which invested in Separate Account No. 20 prior to the transfer now invest directly in the Small-Cap Equity Fund. The Small-Cap Equity Fund seeks to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange.

NOTE 5--INVESTMENTS

The amortized cost of investments for federal income tax purposes as of June 30, 1999 is as follows:

                     S & P 500        MONEY          BOND        MANAGED
                       INDEX         MARKET          INDEX       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Bonds               $        -0-  $        -0-    $74,292,680  $       -0-
Common stocks        407,847,570           -0-            -0-   42,529,797
Preferred stocks             -0-           -0-            -0-          -0-
Short term
 securities            1,375,000   222,220,162        799,396      249,697
                    ------------  ------------    -----------  -----------
Total               $409,222,570  $222,220,162    $75,092,076  $42,779,494
                    ============  ============    ===========  ===========

                       ASSET      INTERNATIONAL     MID-CAP     SMALL-CAP
                     ALLOCATION       INDEX         EQUITY       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Bonds               $ 21,992,987  $        -0-    $       -0-  $       -0-
Common stocks         60,326,692     8,837,319      6,616,689   62,659,725
Preferred stocks       1,070,000           -0-            -0-          -0-
Warrants                     -0-         2,064            -0-          -0-
Short term
 securities            9,280,477           -0-        689,516      264,000
                    ------------  ------------    -----------  -----------
Total               $ 92,670,156  $  8,839,383    $ 7,306,205  $62,923,725
                    ============  ============    ===========  ===========

Gross unrealized gains and losses by fund for the period ended June 30, 1999 excluding the Money Market Fund, which has no unrealized gains or losses, are as follows:

                     S & P 500        BOND         MANAGED
                       INDEX         INDEX         EQUITY
                        FUND          FUND          FUND
                    ------------  ------------   -----------
Unrealized gains    $421,936,172  $    597,356   $22,773,714
Unrealized losses     12,963,177     2,030,850     1,904,882
                    ------------  ------------   -----------
Net unrealized
 gain on
 investments        $408,972,995  $ (1,433,494)  $20,868,832
                    ============  ============   ===========

                       ASSET      INTERNATIONAL     MID-CAP     SMALL-CAP
                     ALLOCATION       INDEX         EQUITY       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Unrealized gains    $ 49,201,686  $  4,206,833    $ 2,306,867  $23,531,710
Unrealized losses      4,477,362     1,774,244        815,920   12,968,631
                    ------------  ------------    -----------  -----------
Net unrealized
 gain on
 investments        $ 44,724,324  $  2,432,589    $ 1,490,947  $10,563,079
                    ============  ============    ===========  ===========

The "special identification" method is used to determine the cost of securities sold.

Purchases and proceeds from sales and maturities of other than short term securities and United States government obligations for the period ended June 30, 1999 were as follows:

                     S & P 500       BOND        MANAGED
                       INDEX         INDEX       EQUITY
                        FUND         FUND         FUND
                    ------------  -----------  -----------
Purchases           $ 81,684,834  $ 8,697,118  $ 2,099,420
                    ============  ===========  ===========
Sales and
 Maturities         $ 46,762,380  $ 3,023,420  $ 5,500,028
                    ============  ===========  ===========

                       ASSET      INTERNATIONAL     MID-CAP     SMALL-CAP
                     ALLOCATION       INDEX         EQUITY       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Purchases           $  7,403,842  $  3,041,865    $ 1,170,175  $ 4,270,141
                    ============  ============    ===========  ===========
Sales and
 Maturities         $  9,331,129  $  2,620,931    $ 1,522,518  $ 8,255,983
                    ============  ============    ===========  ===========

Purchases and proceeds from sales and maturities of United States government obligations for the period ended June 30, 1999 were as follows:

                     S & P 500        MONEY          BOND        MANAGED
                       INDEX         MARKET          INDEX       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Purchases           $        -0-  $        -0-    $10,069,617  $       -0-
                    ============  ============    ===========  ===========
Sales and
 Maturities         $        -0-  $        -0-    $ 5,567,625  $       -0-
                    ============  ============    ===========  ===========

                       ASSET      INTERNATIONAL     MID-CAP     SMALL-CAP
                     ALLOCATION       INDEX         EQUITY       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Purchases           $  2,232,672  $        -0-    $       -0-  $       -0-
                    ============  ============    ===========  ===========
Sales and
 Maturities         $        -0-  $        -0-    $       -0-  $       -0-
                    ============  ============    ===========  ===========

NOTE 6--CAPITAL STOCK

As of June 30, 1999, in the aggregate, there were five hundred million (500,000,000) shares of $.01 par value capital stock authorized. On May 1, 1997 shares of the Company, as noted below, were exchanged for cash and invested assets, less any investment related liabilities of General American Separate Account No. 20. The unrealized appreciation at the time of the exchange was $12,703,457 for Separate Account No. 20.

Transactions in capital stock were as follows:

                                    S & P 500 INDEX FUND
                  ---------------------------------------------------------
                       Six months ended                 Year ended
                         June 30, 1999               December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold         1,160,354   $  61,448,494     2,744,937   $ 120,213,688
Shares redeemed      (593,058)    (31,058,394)   (1,602,118)    (70,940,064)
                  -----------   -------------   -----------   -------------
Net increase          567,296   $  30,390,100     1,142,819   $  49,273,624
                  ===========   =============   ===========   =============


                                      MONEY MARKET FUND
                  ---------------------------------------------------------
                       Six months ended                 Year ended
                         June 30, 1999               December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold         8,699,637   $ 169,425,300    15,897,608   $ 297,646,784
Shares redeemed    (9,615,874)   (187,682,694)  (13,265,822)   (248,469,980)
                  -----------   -------------   -----------   -------------
Net increase/
 decrease            (916,237)  $ (18,257,394)    2,631,786   $  49,176,804
                  ===========   =============   ===========   =============

                                       BOND INDEX FUND
                  ---------------------------------------------------------
                       Six months ended                 Year ended
                         June 30, 1999               December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold           600,468   $  14,974,407     1,222,833   $  29,466,002
Shares redeemed      (306,177)     (7,624,425)     (560,371)    (13,582,327)
                  -----------   -------------   -----------   -------------
Net increase          294,291   $   7,349,982       662,462   $  15,883,675
                  ===========   =============   ===========   =============

                                     MANAGED EQUITY FUND
                  ---------------------------------------------------------
                       Six months ended                 Year ended
                         June 30, 1999               December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold            69,119   $   2,580,703       282,811   $   9,251,458
Shares redeemed      (217,556)     (7,993,370)     (443,481)    (14,502,043)
                  -----------   -------------   -----------   -------------
Net decrease/
 increase            (148,437)  $  (5,412,667)     (160,670)  $  (5,250,585)
                  ===========   =============   ===========   =============

                                    ASSET ALLOCATION FUND
                  ---------------------------------------------------------
                       Six months ended                 Year ended
                         June 30, 1999               December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold          (223,831)  $  (8,750,385)      456,190   $  15,401,821
Shares redeemed       225,851       8,882,673      (632,758)    (20,770,991)
                  -----------   -------------   -----------   -------------
Net increase/
 decrease               2,020   $     132,288      (176,568)  $  (5,369,170)
                  ===========   =============   ===========   =============

                                  INTERNATIONAL INDEX FUND
                  ---------------------------------------------------------
                       Six months ended                 Year ended
                         June 30, 1999               December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold            36,710   $     751,060        96,834   $   1,801,096
Shares redeemed       (28,221)       (586,039)      (66,500)     (1,220,064)
                  -----------   -------------   -----------   -------------
Net increase            8,489   $     165,021        30,334   $     581,032
                  ===========   =============   ===========   =============

                                     MID-CAP EQUITY FUND
                  ---------------------------------------------------------
                       Six months ended                 Year ended
                         June 30, 1999               December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold            55,927   $   1,160,257       142,877   $   3,176,924
Shares redeemed       (49,100)       (998,986)      (60,925)     (1,283,461)
                  -----------   -------------   -----------   -------------
Net increase            6,827   $     161,271        81,952   $   1,893,463
                  ===========   =============   ===========   =============


                                    SMALL-CAP EQUITY FUND
                  ---------------------------------------------------------
                       Six months ended                 Year ended
                         June 30, 1999               December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold           131,438   $   5,470,782       252,394   $  11,970,218
Shares redeemed      (231,735)     (9,898,102)     (184,849)     (8,724,047)
                  -----------   -------------   -----------   -------------
Net decrease/
 increase            (100,297)  $  (4,427,320)       67,545   $   3,246,171
                  ===========   =============   ===========   =============

                  GENERAL AMERICAN CAPITAL COMPANY

                           June 30, 1999

      BOARD OF DIRECTORS

        Theodore M. Armstrong
        Alan C. Henderson
        Richard A. Liddy, Chairman
        Matthew P. McCauley
        Harry E. Rich

      INVESTMENT ADVISOR

        Conning Asset Management Company

      CUSTODIAN

        Bank of New York

      LEGAL COUNSEL

        Stephen E. Roth
        Sutherland, Asbill & Brennan, Washington D.C.

      If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.
      The prospectus is incomplete without reference to the financial data contained in this annual report.

               (This page intentionally left blank.)

               (This page intentionally left blank.)

               (This page intentionally left blank.)

               (This page intentionally left blank.)

               (This page intentionally left blank.)